                               Exhibit 10 (hhhh)

                  THE OVERSEAS PARTNERS LTD. AND SUBSIDIARIES

                                RETIREMENT PLAN



                            As Amended and Restated
                      Generally Effective January 1, 1997

                  THE OVERSEAS PARTNERS LTD. AND SUBSIDIARIES
                                RETIREMENT PLAN

                               TABLE OF CONTENTS
                               -----------------
                                                                            Page
                                                                            ----

ARTICLE I - DEFINITIONS                                                       2

     Section 1.1     Definition                                               2
     Section 1.2     Construction                                             12

ARTICLE III - ELIGIBILITY FOR PARTICIPATION                                   14

     Section 2.1     Eligibility Requirements                                 14

ARTICLE III - FUNDING                                                         15

     Section 3.1     Funding Method and Policy                                15
     Section 3.2     Establishment of Funding Standard Account                15
     Section 3.3     Payment of Contributions                                 15
     Section 3.4     Contributions by the Employers                           15
     Section 3.5     Permissible Contributions and Irrevocability             15

ARTICLE IV - ELIGIBILITY FOR BENEFITS                                         17

     Section 4.1     Application for Benefits                                 17
     Section 4.2     Normal Retirement Benefit                                17
     Section 4.3     Early Retirement Benefit                                 17
     Section 4.4     Deferred Vested Benefit                                  18
     Section 4.5     Disability Benefit                                       18
     Section 4.6     Total and Permanent Disability                           18
     Section 4.7     Termination of Disability                                19

ARTICLE V - AMOUNT AND PAYMENT OF BENEFITS                                    20

     Section 5.1     Benefits Limited by Plan Provisions in Effect            20
     Section 5.2     Benefit Amounts                                          20
     Section 5.3     Qualified Joint and Survivor Benefit                     21
     Section 5.4     Disability Benefit                                       24
     Section 5.5     Qualified Joint and Survivor (Husband and Wife)
                     Preretirement Survivor Benefit                           25
     Section 5.6     Coordination with Benefits Under UPS
                     Retirement Plan and UPS Pension Plan                     26
     Section 5.7     Determination of Present Value of Benefits               26
     Section 5.8     Limitations Regarding Time of Payment of                 32
                     Benefits
     Section 5.9     Designation of Beneficiary                               33

     Section 5.10    Final Payment to Participant or Beneficiary              33
     Section 5.11    Suspension of Benefits                                   34
     Section 5.12    Withholding of Income Tax                                34
     Section 5.13    Direct Rollover                                          36

ARTICLE VI - VESTING                                                          38

     Section 6.1     Vesting                                                  38
     Section 6.2     Breaks in Service for Vesting Purposes                   38
     Section 6.3     Forfeitures                                              38

ARTICLE VII - AMENDMENT, MODIFICATION AND TERMINATION; MERGER                 39

     Section 7.1     Right to Amend or Terminate                              39
     Section 7.2     Liquidation of Trust Fund                                39
     Section 7.3     Finality of Payment                                      40
     Section 7.4     Non-Diversion of Assets                                  40
     Section 7.5     Committee Functions During Termination                   40
     Section 7.6     Notice of Termination                                    40
     Section 7.7     Merger and Consolidation of Plan, Transfer               40
                     of Assets
     Section 7.8     Limitation on Benefits                                   41

ARTICLE VIII - INVESTMENTS                                                    42

     Section 8.1     Direction of Investments                                 42
     Section 8.2     Annual Valuation of Trust Fund                           42

ARTICLE IX - PLAN COMMITTEE                                                   43

     Section 9.1     Establishment of Plan Committee                          43
     Section 9.2     Delegation of Specific Responsibilities                  43
     Section 9.3     Power to Establish Regulations                           43
     Section 9.4     Claims Procedure                                         43
     Section 9.5     Forfeiture in Case of Unlocatable                        44
                     Participant or Beneficiary
     Section 9.6     Liability of the Committee                               45
     Section 9.7     Fiduciary Responsibility Insurance; Bonding              45
     Section 9.8     Meetings of Committee                                    45
     Section 9.9     Compensation of Committee                                45
     Section 9.10    Books and Records                                        46
     Section 9.11    Tables for Calculation                                   46
     Section 9.12    Disbursements                                            46
     Section 9.13    Allocation of Responsibility Among
                     Fiduciaries for Plan and Trust Administration            46

ARTICLE X - GENERAL PROVISIONS                                                47

     Section 10.1    Prohibition Against Attachment                           47
     Section 10.2    Facility of Payment                                      48
     Section 10.3    Payment to Minor Beneficiary                             48
     Section 10.4    No Rights of Employment                                  48
     Section 10.5    Payments Only From Trust Fund                            49
     Section 10.6    Applicable Law                                           49
     Section 10.7    Titles                                                   49
     Section 10.8    No Access to Books and Records                           49
     Section 10.9    USERRA                                                   49

ARTICLE XI - TOP-HEAVY PROVISIONS                                             50

     Section 11.1    Definitions                                              50
     Section 11.2    Top-Heavy Vesting Schedule                               52
     Section 11.3    Top-Heavy Minimum Benefit                                52
     Section 11.4    Top-Heavy Adjustment to Section 415 Limitations          53
     Section 11.5    Certain Benefits Disregarded                             53

                 THE OVERSEAS PARTNERS LTD. AND SUBSIDIARIES
                 -------------------------------------------
                                RETIREMENT PLAN
                                ---------------

     THIS INDENTURE is made on the __________day of ___________1997, by Overseas Partners Capital Corporation, a corporation duly organized and existing under the laws of the State of Georgia (hereinafter called the "Company").

                                  WITNESSETH:
                                  -----------

     WHEREAS, the Company established a tax-qualified retirement plan and trust, effective January 1, 1995 (the "Plan"); and

     WHEREAS, the Company now wishes to amend and restate the Plan in order to include as employees who may become eligible to participate in the Plan certain employees of Overseas Partners Ltd. , and to exclude from eligibility for participation in the Plan certain other employees of specified subsidiaries of the Company, to change the name of the Plan to The Overseas Partners Ltd. and Subsidiaries Retirement Plan and to reflect recent changes in law and regulations applicable to the Plan; and

     WHEREAS, the Board of Directors of the Company has approved the amendment and restatement of the Plan.

     NOW, THEREFORE, the Company does hereby amend and restate the Plan generally effective as of January 1, 1997, to read as follows:

                                   ARTICLE I
                                   ---------
                                  DEFINITIONS
                                  -----------

Section 1. 1 Definitions.  Whenever used herein, the following words shall have
             -----------
the meaning set forth below unless otherwise clearly required by the context:

     (a) "Accrued Benefit" means, for any Participant as of any date, the amount
         -----------------
of benefit earned by such date, payable on a monthly basis as a single life annuity beginning at the Participant's Normal Retirement Date (or immediately, if the Participant has passed his Normal Retirement Date and is still an Employee) calculated in accordance with Article V.

     (b)    "Actuarial Equivalent" means equality in value of the amounts
            ----------------------
expected to be received based upon and subject to subsection 5.7(b) and the following subparagraphs (1) and (2), seven and one-half percent interest and the GAM 83 mortality table (blended 50 percent male, blended 50 percent female).

          (1) For purposes of determining the monthly amount of a Participant's Qualified Joint and Survivor Benefit:

               (A) If the normal form of the Participant's benefit is a single life annuity with a guarantee of 120 monthly payments, the Participant's Qualified Joint and Survivor Benefit shall be equal to 94 percent of the Participant's monthly benefit determined under
          Section 5.2 increased (or decreased) by 0.5 percent for each year the spouse's age is greater (or less) than the Participant's age, to a minimum of 82 percent and a maximum of 99 percent.

               (B) If the normal form of the Participant's benefit is a single life annuity, the Participant's Qualified Joint and Survivor Benefit shall be equal to 90 percent of the Participant's monthly benefit determined under Section 5.2 increased (or decreased) by 0.5 percent for each year the spouse's age is greater (or less) than the Participant's age, with no minimum but to a maximum of 99 percent.

          (2) The monthly amount of the Participant's single life benefit with a guarantee of 120 monthly payments shall be 95 percent of his monthly benefit payable in the normal form.

     (c) Actuary means the individual actuary or firm of actuaries the Committee selects to provide actuarial services in connection with the administration of the Plan.

     (d)   "Annuity Starting Date" means (1) the first day of the first period
           -----------------
     for which an amount is payable as an annuity, or (2) in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitle the Participant to such benefit.

     (e) "Benefit Service" means the number of a Participant's years and months
         -----------------
     of employment by an Employer as an Employee on or after the Effective Date. A Participant's Benefit Service under this Section shall be added to his UPS Benefit Service (see subsection 1. 1 (af)) to arrive at his total Benefit Service for purposes of determining his Accrued Benefit. However, a Participant shall not be credited with more than 12 months of Benefit Service (including UPS Benefit Service) for any calendar year.

          (1) Years and months of Benefit Service shall be determined based on Hours of Service an Employee earned in accordance with the following chart:

          Hours of Service in                 Months of
          Each Calendar Year                  Benefit Service
          ------------------                  ---------------

          Less Than 125                       0   months
          125  249                            1   months
          250  374                            2   months
          375  499                            3   months
          500  624                            4   months
          625  749                            5   months
          750  874                            6   months
          875  999                            7   months
          1000  1124                          8   months
          1125  1249                          9   months
          1250  1374                          10  months
          1375  1499                          11  months
          1500  over                          12  months

          (2)  If a Participant with no vested interest, as determined under
               Section 6. 1, incurs one or more consecutive Breaks in Service:

               (A) Service credit before such Break in Service shall not be taken into account for purposes of calculating years of Benefit Service in accordance with this subsection until the Participant completes one Year of Service after the Break in Service; and

               (B) Service credit prior to the Break in Service shall not be taken into account for purposes of calculating years of Benefit Service in accordance with this subsection if the number of consecutive Breaks in Service equals or exceeds the greater of (i) the aggregate number of the Participant's Years of Service

          (excluding Years of Service not required to be taken into account by reason of any prior Breaks in Service), or (ii) five.

     (f)   "Board of Directors" means the Board of Directors of the Company.
           --------------------

     (g)   "Break in Service" means a calendar year during which the Participant
           ------------------
both (i) fails to complete more than 124 Hours of Service with an Employer or a Related Company, or (ii) fails to complete a sufficient number of hours of service with UPS to avoid a one-year break in service under the terms of the UPS Retirement Plan, as the Administration Committee of the UPS Retirement Plan or its delegate for such purpose certifies to this Plan.

     (h)   "Code" means the Internal Revenue Code of 1986 as amended.

     (i)   "Committee" means the Committee of the Plan, the establishment and
           -----------
responsibilities of which are set forth in Article IX, which is a named fiduciary with respect to this Plan. The Committee shall be and is the Plan Administrator and the agent for service of process with respect to the Plan.

     (j)   "Company" means Overseas Partners Capital Corporation ("OPCC ").
           --------

     (k)   "compensation" means, generally, remuneration currently earned and
           --------------
actually paid by an Employer to an Employee who is a Participant in the Plan during his period of employment included in the calculation of Benefit Service, including basic salary or wages, overtime pay, incentive and bonus pay. A Participant's Compensation as described herein, together with his UPS Compensation, if any (see subsection 1. 1 (ag), is used to determine his Final Average Compensation. Compensation shall not include any other payments the Participant receives, including, but not limited to, the following:

           (1) Payments in the nature of compensation from an insurance carrier, from a state unemployment or workmen's compensation fund, or from any health and welfare or other similar benefit program or plan an Employer maintains.

           (2) Disability payments from an insurance carrier, a state disability insurance fund, this Plan or any other disability plan an Employer maintains.

           (3) Expatriate supplements or other supplemental payments an Employer makes to a Participant working outside his country of citizenship on account of such foreign service.

           (4) Payment or reimbursement by an Employer of relocation expenses a Participant or his family incurs.

           (5) The value of employee fringe benefits an Employer provides, including but not limited to the payment of life insurance premiums, whether or not the value of such fringe benefits is includable in an Employee's taxable income.

          (6) Deferred compensation.

          (7) Employer contributions to any pension, profit sharing or stock bonus plan to which an Employer contributes or has contributed. However, Compensation shall include that portion of a Participant's salary, wages or bonus which the Participant has elected to defer to a cafeteria plan described in Code Section 125 and to a cash or deferred arrangement or plan described in Code Section 401(k) and which is not includable in the participant's gross income by reason of Code Sections 125 or 402(g).

          (8) Contributions to any Employer welfare plan.

          (9) Payments realized from the exercise of a non-qualified stock option granted to a Participant under any stock option plan an Employer maintains.

          (10) Amounts realized from the exercise of stock appreciation rights under any plan an Employer maintains.

     A Participant who is not performing duties for an Employer for any of the reasons cited in the first sentence of subsection 1 - 1 (s) shall be deemed to earn Compensation during such absence from employment or service at the annual rate as was in effect for him or her immediately prior to the commencement of his absence from employment or service.

     For the purpose of calculating a Participant's Accrued Benefit with respect to service with an Employer or UPS for any calendar year commencing on and after January 1, 1989, in no event shall the Compensation (including for this purpose LTPS Compensation) of any Participant taken into account under the Plan exceed the following dollar amounts:


              Plan Year                        Compensation Limit
              ---------                        ------------------

              1989                                       $200,000
              1990                                       $209,200
              1991                                       $222,220
              1992                                       $228,860
              1993                                       $235,840
              1994                                       $150,000
              1995 and later years                       $150,000
                                       increased by th applicable cost-of-living adjustment, if any, for the calendar year sanctioned by Code Section 401(a)(17).

     In determining a Participant's Final Average Compensation, the $150,000 Compensation limitation shall apply retroactively with respect to Compensation and UPS Compensation earned prior to 1994. However, a Participant's Accrued Benefit shall not' be less than that which he had earned based on his UPS Benefit Service and Final Average Compensation determined as of December 31, 1993.

     Solely for the purpose of avoiding a double proration, within the meaning of Department of Labor Regulation Section 2530.204-2(d), in calculating a Participant's benefit under paragraph 5.2(a)(2), to the extent that a Participant is credited with less than a full year's Benefit Service (including for this purpose UPS Benefit Service) for a calendar year, then the Participant's Compensation taken into account for such year shall be annualized by dividing such Compensation by the number of months of Benefit Service the Participant earned for such calendar year and multiplying the result by 12.

     (1)    "Early Retirement Date" means the first day of any calendar month
            -----------------------
coincident with or next following the attainment of 55 years of age and the completion of 10 Years of Service, but not later than Normal Retirement Date.

     (m)    "Effective Date" means January 1, 1995.
            ----------------

     (n)    "Employee" means an individual whom an Employer employs on or after
            ----------
the Effective Date, but shall not include a leased employee as that term is defined in Code Section 414(n)(2) or an individual who is a nonresident alien with no earned income (within the meaning of Code Section 91 1 (d) (2)) from an Employer that constitutes income from sources within the United States (within the meaning of Code Section 861(a)(3)).

     (o)    "Employer" means, individually, the Company, Overseas Partners Ltd.
            ----------
and each Related Company that has adopted the Plan.

     (P)    "ERISA" means Public Law No. 93-406, the Employee Retirement Income
            -------
Security Act of 1974, as amended from time to time.

     (q)    "Final Average compensation", with respect to an Employee who is a
            ----------------------------
     Participant, means his average annual Compensation (including for this purpose UPS Compensation) for the highest consecutive five out of the 10 calendar years preceding the calendar year in which:

            (1) the Participant terminated his employment as an Employee with an Employer,

            (2) the Participant died, if the pre-retirement spouse benefit becomes payable to his surviving eligible spouse,

            (3)    the Plan terminated, whether in whole or in part.

     Notwithstanding the foregoing, if the Participant received Compensation as an Employee for the entire calendar year in which his termination of employment occurred, his Compensation for such calendar year shall be included in the calculation of his Final Average compensation if it is to his advantage to do so. If the Participant, under the rules described above, has Compensation or UPS Compensation during fewer than five full calendar years, his Final Average Compensation shall be his annual average Compensation (including for this purpose UPS Compensation) for the entire period during which he earned Benefit Service or UPS Benefit Service in accordance with this Plan. However, in no event shall a Participant's Final Average Compensation include Compensation paid in the form of a disability benefit described in this Plan, or benefits under a long-term disability plan or program an Employer sponsors or to which an Employer contributes.

            (r) "Highly Compensated Employee" means effective January 1, 1997,an
                -----------------------------
Employee who (1) during the current or preceding Plan Year was an owner of more than five percent of the Employer or a Related Company; or (2) for the preceding Plan Year received annual Compensation in excess of $80,000, as adjusted by the Secretary of the Treasury and, if the Employer elects, who was in the group consisting of the most highly compensated 20 percent of Employees.

     For purposes of this subsection (r), Employees who are non-resident aliens and who receive no earned income from the Employer or a Related Company from sources within the United States shall be excluded, and for purposes of determining whether an Employee was in the group consisting of the most highly compensated 20 percent of Employees under this subsection (r), the following shall be excluded:

     (1)    Employees who have not completed six months of service,

     (2)    Employees who normally work less than 17-1/2 hours per week,

     (3) Employees who normally work during not more than six months during any Plan Year,

     (4)    Employees who have not attained age 21, and

     (5) Employees who are included in a unit of employees covered by an agreement that the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and the Employer or a Related Company, provided 90 percent or more of the Employees are covered under collective bargaining agreements and the Plan only covers Employees who are not covered under the collective bargaining agreements.

     For purposes of this subsection (r), a former Employee shall be treated as a Highly Compensated Employee if (1) he was a Highly Compensated Employee at the time he terminated employment with the Employer or a Related Company or (2) the former Employee was a Highly Compensated Employee at any time after he attained age 55.

     For purposes of this subsection, Compensation shall include amounts that a Related Company pays and shall be determined without regard to the $150,000 limitation, as adjusted.

(s)  "Hour of Service" means each hour for which an employee is paid or
     -----------------
entitled to be paid for the performance of duties for an Employer or a Related Company; each, hour for which an employee is paid or entitled to be paid by an Employer or a Related Company for periods during which no duties are performed due to vacation, holiday, illness, short-term disability or incapacity pursuant to which payments are received in the form of salary continuation or from a short-term disability plan or workmen's compensation plan the Employer or a Related Company sponsors or to which the Employer or a Related Company contributes, layoff, jury duty, military duty which gives rise to reemployment rights under Federal law, or paid leave of absence (including a period where an employee remains on salary continuation during a period of illness or incapacity); and each hour for which back pay is awarded or agreed to by an Employer or Related Company if not already credited under this sentence. Notwithstanding any of the foregoing, and except as provided in the next succeeding sentence, no more than 750 Hours of Service will be credited to a Participant for any single continuous period during which the Employee performs no duties; and no credit shall be given for a payment which solely reimburses an Employee for medical or medically-related expenses the Employee incurs. Any single continuous period during which he performs no duties for reason of absence for military duty or other leaves of absence that the board of directors of an Employer or Related Company employing the Employee approves shall be credited to the Employee without regard to the limitation on the crediting of no more than 750 Hours of Service as described above. A payment shall be deemed to be made by or due from an Employer or Related Company whether made by or due from said Employer or Related Company directly or indirectly --through a trust fund, insurer or other entity to which the Employer or Related Company contributes or pays premiums, regardless of whether such contributions are for the benefit of particular employees or are on behalf of a group of employees in the aggregate. Stated generally, Hours of Service credited to an Employee during a period of absence as defined above shall be credited at the same rate at which the Employee would have normally been credited with Hours of Service but for the absence; provided however, that the crediting of Hours of

Service for each calendar month in which said Employee would, under the rules described above, have earned at least one Hour of Service.

     (t)  "Normal Retirement Date " means the first day of the calendar month
          -------------------------
coincident with or next following the later to occur of (1) the Participant's attainment of age 65 or (2) the Participant's earning of five Years of Service or, if earlier, the fifth anniversary of his participation in this Plan.

     (u)  "Participant" means an Employee who has satisfied the eligibility
          -------------
requirements of Article II hereof.

     (v)  "Permitted Leave" means any leave of absence not in excess of two
          -----------------
years, with or without compensation, that an Employer approves.

     (w)  "Plan" means the Overseas Partners Ltd. and Subsidiaries Retirement
          ------
Plan as set forth herein, as the same may hereafter be amended from time to time by written resolution of the Board of Directors.

     (x)  "Plan Year" means the calendar year.
          -----------

     (Y)  "Postponed Retirement Date" means the first day of the calendar month
          ---------------------------
coincident with or next following a Participant's actual retirement, when that retirement is later than his Normal Retirement Date.

     (z)  "Related Company" means (1) any other corporation (domestic or
          -----------------
foreign) on and after the date that it, together with any Employer, is a member of a controlled group of corporations as described in Code Section 414(b); (2) any other trade or business (whether or not incorporated) on and after the date that it and any Employer are under common control as described in Code Section 414(c); and (3) any organization (whether or not incorporated) on and after the date that it, together with any Employer, is a member of an affiliated service group as described in Code Section 414(m).

     (aa)   "Social Security Amount", with respect to an Employee who is a
            ------------------------
Participant, means the yearly Primary Old Age Insurance benefit which a Participant is eligible or may become eligible to receive at the age at which unreduced Primary Old Age Insurance benefits commence (whether or not the Participant made such application) under the provisions of the Federal Social Security Act (as it is in effect on his Normal Retirement Date or earlier termination of employment with an Employer or Related Company), which amount the Committee shall determine under rules it adopts based upon:

            (1) the assumption that the Participant has made or will make proper and timely application for such benefit;

     (2) if a Participant documents his Compensation history to the Committee, such history, provided, however, that for such history to be used in lieu of the estimated amount determined under subparagraphs (3) and (4) below, the Participant must supply such history to the Committee no later than one year following the later of (i) the Participant's separation from service or (ii) the time when the Participant is notified of the benefit to which he is entitled;

     (3) subject to subparagraph (2) above, an estimated preparation or preretirement Compensation history with respect to the Participant; and

     (4) subject to paragraph (2), above, with respect to a Participant whose employment terminated for reason of retirement or otherwise prior to his Normal Retirement Date, on the assumption that the Participant continued in employment with the Employer to his Normal Retirement Date at the rate of compensation as in effect on his earlier date or retirement or termination of employment.

     In determining a Participant's Social Security Amount based upon such Participant's Compensation history pursuant to subparagraphs (2), (3) and (4) above, the value of deferred compensation shall be disregarded, except that elective contributions (1) under a qualified cash or deferred arrangement described in Code Section 401(k), or (2) to a tax sheltered annuity described in Code Section 403(b), if any, may be considered as part of such Compensation history.

     (ab) "Trust Agreement" means the trust agreement establishing the Overseas
          -----------------
Partners Capital Corp. Retirement Plan Trust, effective as of January 1, 1995, including any future amendments thereof, which forms a part of this Plan.

     (ac) "Trust" or "Trust Fund" means all of the assets of the Plan that the
          -------    ------------
Trustee holds for the purposes of the Plan.

     (ad) "Trustee" means the corporations or individuals that the Board of
          ---------
Directors designates to hold assets of the Plan for the purposes of the Plan.

     (ae) "UPS" means United Parcel Service of America, Inc. and any subsidiary or affiliate thereof which is an "Employer Company" as defined in the UPS Retirement Plan.

     (af) "UPS Benefit Service" means the number of years and partial years of
          ---------------------
"Benefit Service" for benefit accrual purposes credited with respect to a Participant in accordance with Section 1. 1 (1) of the UPS Retirement Plan or any successor provision, on account of a Participant's service with UPS which precedes the Participant's employment with an Employer. If a Participant separates from service with an Employer and is thereafter employed by UPS, UPS Benefit Service, if any, with respect to such period of UPS employment shall be taken into account for purposes of this Plan only if the Participant thereafter returns to employment with an Employer and earns at least one Hour of Service as an Employee. UPS Benefit Service credited under this Plan with respect to a Participant shall be in such amount as the Administrative Committee of the UPS Retirement Plan or its delegate certifies to this Plan for this purpose.

     (ag)  "UPS compensation" means remuneration a Participant earns on
           ------------------
account of his service with UPS which precedes the Participant's employment with an Employer, which is taken into account for purposes of the UPS Retirement Plan as "Compensation" within the meaning of subsection 1.1(y) of the UPS Retirement Plan or any successor provision, and which the Administrative Committee of the UPS Retirement Plan or its delegate certifies to this Plan for such purpose. If a Participant separates from employment with an Employer and is thereafter employed by UPS, UPS Compensation, if any, with respect to such period of UPS employment shall be taken into account for purposes of this Plan only if the Participant thereafter returns to employment with an Employer and earns at least one Hour of Service as an Employee.

     (ah) "UPS Vesting Service" means the number of "Years of Service" for
          ---------------------
vesting purposes credited with respect to a Participant in accordance with Sections 1. 1 (m) and Article VI of the UPS Retirement Plan or any successor provisions on account of the Participant's service with UPS which precedes or follows the Participant's employment with an Employer. UPS Vesting Service credited under this Plan with respect to a Participant shall be in such amount as the Administrative Committee of the UPS Retirement Plan or its delegate certifies to this Plan for this purpose.

     (ai) "Year of Service" means, with respect to each Participant with at
          -----------------
least one Hour of Service as an Employee, (i) each calendar year in which he completes not less than 750 Hours of Service with an Employer and (ii) each year of UPS Vesting Service; provided, however, that a Participant shall not be credited with more than one Year of Service with respect to any calendar year.

     Section 1.2 Construction.  Where required words used in the masculine
                 ------------
gender shall include the feminine gender. Words used in the singular or plural shall be construed as if plural or singular, respectively, where they would so apply.

                                   ARTICLE II
                                   ----------
                         ELIGIBILITY FOR PARTICIPATION
                         -----------------------------

     Section 2.1 Eligibility Requirements.  Any Employee who, as of the
                 ------------------------
Effective Date, had been employed within the preceding one month by UPS and had satisfied the eligibility requirements for participation in the UPS Retirement Plan, shall become a Participant in this Plan as of the Effective Date. Any individual who, after the Effective Date, becomes an Employee following a period of employment with UPS, ending not more than one month prior to his date of hire by the Employer, during which he had satisfied the eligibility requirements for participation in the UPS Retirement Plan, shall become a Participant in this Plan as of the first day of the calendar month following his date of hire as an Employee.

     The participation of any other Employee eligible to become a Participant shall commence as of the first day of the calendar month following the date as of which he has both attained age 21 and completed a 12-month period of employment, measured from his date of hire by an Employer or the beginning of any subsequent Plan Year, during which he earned not less than 750 Hours of Service. If such an Employee had been employed by UPS within the one month preceding his date of hire by an Employer, he shall become a Participant in this Plan as of the first day of the calendar month following the date as of which he has both attained age 21 and completed a 12 month period of employment with UPS and such Employer, ending not later than the first anniversary of his date of hire by an Employer, during which he earned 750 or more Hours of Service, counting for this purpose hours of service earned at UPS (as UPS certifies to this Plan), as well as Hours of Service under this Plan. An Employee initially employed by Overseas Partners LTD after January 1, 1997, who otherwise qualifies shall become a Participant in this Plan only as and when the Committee specifies. An Employee of Overseas Management, Inc. or any other Related Company shall become a Participant in the Plan only as and when the Committee specifies.

     Any person who leaves an Employer's service after becoming eligible to participate shall again become a Participant in this Plan immediately upon his return to the Employer's service, unless he has no vested right under the Plan and the number of his consecutive Breaks in Service equals or exceeds the greater of (i) the aggregate number of his prior Years of Service (excluding Years of Service not required to be taken into account by reason of any prior Breaks in service), or (ii) five. If the condition of clause (i) or clause
(ii), as applicable, is satisfied, the Employee will be treated as a new Employee for purposes of this Section 2.1.

                                  ARTTCLE III
                                  -----------
                                    FUNDING
                                    -------

     Section 3.1 Funding Method and Policy.  Each Employer shall contribute to
                 -------------------------
the Plan with respect to each Plan Year an amount sufficient to satisfy its obligations hereunder and the minimum funding standard, which shall be considered met if at the end of each Plan Year, the Plan insofar as it relates to the Employer does not have an accumulated funding deficiency, as defined in
Section 302 of ERISA. Additional amounts may be contributed in the Employer's discretion. The funding method shall be contributions from each Employer and the fund' g policy shall be such as is consistent with the objectives of the Plan.

     Section 3.2 Establishment of Funding Standard Account.  The Committee
                 -----------------------------------------
hereby establishes a funding standard account which shall be maintained in accordance with Section 302 of ERISA and Code Section 412. Each Employer shall contribute to the plan with respect to each Plan Year an amount sufficient to prevent the occurrence of an accumulated funding deficiency. The Committee shall notify each Employer of the existence of an accumulated funding. deficiency but failure to so notify an Employer shall not relieve the Employer from its obligations hereunder. The Committee shall take whatever action is appropriate to prevent an accumulated funding deficiency, including making application for a variance from the minimum funding standard or an extension of amortization periods or establishing an alternative minimum funding standard in accordance with Sections 303, 304 and 305 of ERISA and Code Section 412.

     Section 3.3 Payment of Contributions.  Each Employer may pay its
                 ------------------------
contribution for any Plan Year on any date or dates, provided, however, that the total amount of an Employer's contribution for any Plan Year shall be paid in full not later than the last day for timely filing of its Federal income tax return for the year with respect to which the contribution is made, including extensions thereof the Internal Revenue Service grants. In determining when to make its contributions as aforesaid, the Employer shall comply with the quarterly contribution rules described in Code Section 412(m).

     Section 3.4 Contributions by the Employers.  All contributions to this
                 ------------------------------
plan to fund the benefits described in Article IV shall be made only by the Employers.

     Section 3.5 Permissible Contributions and Irrevocability. Any amounts
                 --------------------------------------------
an Employer contributes pursuant to this Article III may be in cash or other property. In no such event and under no circumstances shall such contributions, or any part thereof, revert to or be recoverable by an Employer until all obligations under this Plan have been fully satisfied as provided in Section 7.4, except as follows:

     (a) in the case of a contribution, or any part thereof, made under a mistake of fact, the Employer may recover such contribution within one year of payment;

     (b) in the case of contribution conditioned on the initial qualification of the Plan and Trust under the Code, if the Plan and Trust receive an adverse determination from the Internal Revenue Service regarding such initial qualification, the Employer may recover such contribution as adjusted for gains, earnings and losses within one year after such determination; and

     (c) because all contributions are conditioned on deductibility, in the event that an Employer cannot deduct a contribution pursuant to Code
         Section 404, the Employer may recover such contribution, to the extent disallowed, within one year after the disallowance of the deduction.

     The amount which may be returned to the Employer is the excess of: (a) the amount the Employer contributed over (b) the amount that the Employer would have contributed had a mistake of fact or a mistake in determining the deduction not occurred. Earnings attributable to the excess contribution may not be returned to the Employer, but losses attributable thereto must reduce the amount to be returned.

                                   ARTICLE IV
                                   ----------
                            ELIGIBILITY FOR BENEFITS
                            ------------------------

     Section 4.1 Application for Benefits.  Each Participant or former
                 -------------------------
Participant shall make written application to the Committee, or its designated representative, for benefits under this Plan at -least 60 days, but not more than 90 days, prior to the first day of the month on which the benefits applied for are to be paid, on forms the Committee provides for this purpose. The Committee may require each applicant for benefits to submit such information as may reasonably be required for the proper administration of the Plan. Except for good cause shown, or unless the delay is due to the failure of the Committee to furnish the necessary information to the Participant or former Participant at his last known address as indicated on the Employer's records, failure to submit such an application within the time prescribed shall result in the removal of any obligation to pay any benefits that would have been payable, had the application been timely filed, prior to the date on which such an application is delivered to the Committee. The falsity of any statement material to an application or the furnishing of fraudulent information or proof shall be sufficient reason for the recapture, by means of suspension or discontinuance of benefits, or otherwise, of any excess benefits, if any, paid under this Plan.

     Section 4.2 Normal Retirement Benefit.  Each Participant who has attained
                 -------------------------
his Normal Retirement Date may retire from the service of an Employer and upon so retiring shall be paid a pension in an amount determined under Article V. Payment of such a pension shall commence:

(a) In the case of a Participant who retires on his Normal Retirement Date, on that date, and

(b) In the case of a Participant who retires later than his Normal Retirement Date, on his Postponed Retirement Date.

     Notwithstanding the foregoing, no Normal Retirement Benefit as defined in this Section shall be paid to a Participant during such period of time as he is receiving benefits under a short term or long-term disability plan or similar program the Employer sponsors or to which the Employer contributes.

     Section 4.3 Early Retirement Benefit.  A Participant who attains his Early
                 ------------------------
Retirement Date while in the active employ of an Employer, and who retires at any time thereafter, prior to his Normal Retirement Date from both the Employer and UPS, may elect to receive an Early Retirement Benefit as defined in this
Section in an amount determined under Article V, commencing on the first day of any month following his retirement (but not later dm his Normal Retirement
Date), provided he has complied with the provisions of Section 4.1. Notwithstanding the foregoing, no Early Retirement Benefit described in this Section shall be paid to a Participant during such period of time as he is receiving benefits under a short-term or long-term disability plan or similar program the Employer sponsors or to which the Employer contributes.

     Section 4.4 Deferred Vested Benefit.  A Participant who has five or more
                 -----------------------
Years of Service will be eligible for a Deferred Vested Benefit if (i) his employment is terminated other' than by reason of death before the earliest date on which he would be eligible for retirement under the terms of Sections 4.2 or 4.3, and (ii) he does not later reenter the service of an Employer or UPS.
Said benefit shall commence on the first day of any month after his Early Retirement Date, but no later than his Normal Retirement Date, provided he has complied with the provisions of Section 4.1. The amount of such benefit shall be determined under Article V.

     Section 4.5 Disability Benefit.
                 ------------------
     (a) In the event that employment of a Participant is terminated as defined in this Section in an amount by reason of his total and permanent disability after completion of 10 or more Years of Service, he shall be entitled to receive a Disability Benefit as defined in this Section in an amount determined under
Article V, provided that he (i) has not yet attained his Early Retirement Date and (ii) is not receiving benefits under a short term or long-term disability plan or similar program the Employer sponsors or to which the Employer contributes. If the Participant, after completion of 10 or more Years of Service, has attained his Early Retirement Date or Normal Retirement Date when he becomes disabled, he will be eligible to receive an Early Retirement Benefit or a Normal Retirement Benefit instead of a Disability Benefit, the amount of such Early Retirement Benefit or Normal Retirement Benefit to be calculated in accordance with Article V. Notwithstanding the foregoing, no Disability Benefit shall be paid under this Plan to a Participant who is receiving benefits under any short-term or long-term disability plan or similar program the Employer sponsors or to which the Employer contributes.

     (b) Provided he has complied with the provision of Section 4. 1, payment of the monthly Disability Benefit shall begin with the first calendar month following the later of: (i) the month in which the Committee makes its determination of disability of the Participant; and (ii) the month in which the Participant's employment with an Employer terminates. The benefit shall continue to be paid for the period of time set forth in Section 5.4.

     Section 4.6 Total and Permanent Disability.  A Participant shall be
                 ------------------------------
considered totally and permanently disabled hereunder if he is unable to engage in any substantial gainful activity for an Employer by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration, and it is not the result of military service or the commission of a crime by the Participant. The Committee may require such proof of disability as will be satisfactory to it, and may withhold payments until such proof is provided.

     Section 4.7 Termination of Disability.  If a Participant receiving a
                 -------------------------
Disability Benefit shall subsequently cease to be totally and permanently disabled, his Disability Benefit shall cease, and he may, if he meets the eligibility requirement, apply for a Normal or Early Retirement Benefit. If the Participant's application is approved, payments under either of these pensions shall commence as of the first day of the month following the termination of the Disability Benefit. The Committee shall determine, in its sole discretion, whether a Participant has ceased to be permanently and totally disabled.

                                   ARTICLE V
                                   ---------
                        AMOUNT AND PAYMENT OF BENEFITS
                        ------------------------------

Section 5.1 Benefits Limited by Plan Provisions in Effect.
            ---------------------------------------------

     (a) The benefit to which a Participant under this Plan is entitled, subject to subsection (b), shall be determined by the provisions of the Plan which were in effect on the date the Participant last earned an Hour of Service with an Employer. No amendment made to the Plan after such date shall affect the entitlement of a Participant to any benefit hereunder, unless the amendment specifically provides to the contrary.

     (b) In determining a Participant's Accrued Benefit under this Plan, his UPS Benefit Service, UPS Vesting Service and UPS Compensation shall be calculated in accordance with the terms of the UPS Retirement Plan in effect on the date the Participant last earned an Hour of Service under this Plan or the UPS Retirement Plan prior to his Annuity Starting Date.

     Section 5.2 Benefit Amounts.  Subject to the limitations set forth in this
                 ---------------
Article V, the amount of the monthly benefit payable to a Participant in form of a single life annuity shall be the following amount:

     (a)    Normal Retirement Benefit.  For a Participant who retires on or
            -------------------------
after his Normal Retirement Date, the larger of the benefit described in paragraph 5.2(a)(1) or paragraph 5.2(a)(2) below:

     (1) 1/12th of 50 percent of a Participant's Final Average Compensation less 1/12th of 50 percent of his Social Security Amount where a Participant has 30 or more years of Benefit Service and UPS Benefit Service. If a Participant has less than 30 years of Benefit Service and UPS Benefit Service at his Annuity Starting Date, his monthly benefit will be the amount calculated above multiplied by a fraction, the numerator of which is the number of years of Benefit Service and UPS Benefit Service to his Annuity Starting Date, and the denominator of which is 30. However, in no event shall the monthly benefit determined above be less than the highest retirement benefit that could have been payable to the Participant on an Early Retirement Date (adjusted for any increases since such Early Retirement Date in the Primary Old Age Insurance Benefit under the Federal Social Security Act).

(2)  The sum of:

     (i) 1/12th of two percent of the Participant's Final Average Compensation up to $48,000, multiplied by his years of Benefit Service and UPS Benefit Service to a maximum of 30; plus

     (ii) one-half of one percent of the Participant's Final Average Compensation in excess of $48,000, multiplied by his years of Benefit Service and UPS Benefit Service to a maximum of 30.

     (b)    Early Retirement Benefit.  The amount of the Early Retirement
            ------------------------
Benefit payable to such Participant shall be an amount equal to the benefit determined under paragraphs (1) or (2) of subsection 5.2(a) above, whichever is the larger amount, reduced by one-quarter of one percent for each month, including a partial month, by which the Participant's Annuity Starting Date precedes his 65th birthday. Notwithstanding the foregoing, if the Participant has earned, as of his Annuity Starting Date, at least 25 years of Benefit Service and UPS Benefit Service:

     (1) The reduction described above shall apply to his benefit determined under paragraph (1) of subsection 5.2(a) only with respect to each month, including a partial month, by which the Participant's Annuity Starting Date precedes his 60th birthday; and

     (2) The reduction described above shall not apply to his benefit determined under paragraph (2) of subsection 5.2(a).

     (c)    Deferred Vested Benefit.  The amount of the Deferred Vested Benefit
            -----------------------
payable to a Participant shall be equal to the benefit determined under paragraphs (1) or (2) of subsection 5.2(a), above, whichever produces the larger amount, reduced by one-half of one percent for each month, including a partial month, by which the Participant's Annuity Starting Date precedes his 65th birthday.

Section 5.3 Qualified Joint and Survivor Benefit.
            -------------------------------------

(a)  Payment of Benefit in Form of Qualified Joint and Survivor Benefit.
     ------------------------------------------------------------------

     (1) If on the Annuity Starting Date of a Participant's Normal or Early Retirement Benefit or Deferred Vested Benefit the Participant is married, such benefit shall be paid in the form of a Qualified Joint and Survivor Benefit unless an election under subsection 5.3(b) is in effect. The benefit under the Qualified Joint and Survivor Benefit shall be the Actuarial Equivalent of the Participant's benefit as determined under this Article V and payable in the form of a single life annuity.

     Under the Qualified Joint and Survivor Benefit, a monthly benefit shall be paid to the Participant for his lifetime, and his spouse, as of the Annuity Starting Date, if surviving at the Participant's death, shall be entitled to receive thereafter a lifetime survivorship benefit in a monthly amount equal to 50 percent of the monthly amount which had been payable to the Participant. The last payment of the Qualified Joint and Survivor Benefit shall be made as of the first day of the month in which the death of the latter to die of the Participant and his spouse has occurred.

     (2) If the Participant is not married on the Annuity Starting Date, he shall receive the monthly benefit determined under Section 5.2 and payable in the form of a single life annuity, the last payment of which shall be made as of the first day of the month in which the Participant's death occurs. Notwithstanding the preceding sentence, a Participant may, within the 90-day period ending on the Annuity Starting Date, elect to receive a reduced monthly benefit payable in the form of a single life annuity with a guarantee of 120 monthly payments. Such monthly payment shall be the Actuarial Equivalent of the Participant's monthly benefit payable in the form of a single life annuity. Under this option, if the Participant dies after the Annuity Starting Date but before receiving 120 monthly payments, the monthly payments shall be paid to the Participant's beneficiary, designated in accordance with Section 5.9, until the Participant and his beneficiary have received a total of 120 monthly payments.

     (b)    Election out of Qualified Joint and Survivor Benefit.  In lieu of
            ----------------------------------------------------
the Qualified Joint and Survivor Benefit, a Participant may elect, at any time within the 90 day period ending on the Annuity Starting Date, to waive such benefit in favor of a monthly benefit payable in the form of (i) a single life annuity or (ii) a single life annuity with a guarantee of 120 monthly payments (as described in paragraph 5.3(a)(2)).

     (1)    Form of Election.  An election by a Participant under this
            ----------------
subsection (b) must be in writing in a form the Committee approves, and shall not be effective unless:

     (A) the spouse of the Participant consents to the election, and such consent (i) is in writing, (ii) acknowledges the Participant's selection of an alternate form of benefit and/or survivor beneficiary, which may not thereafter be changed without spousal consent unless the spouse's prior consent expressly permits the Participant to change the survivor beneficiary without further consent by the spouse, (iii) acknowledges the effect of such election, and (iv) is witnessed by a notary public; or

     (B) it is established to the satisfaction of a representative of the Plan that the spouse's consent cannot be obtained because (i) the Participant has no spouse, (ii) the Participant's spouse cannot be located, or (iii) one of the conditions prescribed in Treasury regulations is satisfied.

(2)  Revocation of Election.  A Participant may revoke an election made under
     ----------------------
this subsection (b) at any time prior to the Annuity Starting Date.

(c)  Notice Requirements.
     -------------------

     (1) No less than 30 days and no more than 90 days prior to the Participant's Annuity Starting Date, the Committee shall provide the Participant with a written explanation of:

(A)  the terms and conditions of the Qualified Joint and Survivor Benefit;

(B) the Participant's right to make, and the effect of, an election to waive the Qualified Joint and Survivor Benefit;

     (C) the requirement that the Participant's spouse consent in writing to the election in accordance with the spousal consent provisions set forth in subsection (b); and

(D) the right to make, and the effect of, a revocation of an election not to receive a Qualified Joint and Survivor Benefit.

     (2) A payment may commence at any time following seven days after the day the Committee provides the explanation described in paragraph (c) (1), provided that:

     (A) the Committee informs the Participant that the Participant has at least 30 days after receiving the explanation to consider the optional forms of payment and the Participant elects payment,

(B)  if the Participant is married, there is applicable spousal consent, and

     (C) the Committee permits the Participant to revoke the election the Participant makes under paragraph (2)(A) any time prior to the expiration of the seven-day period.

     (d)    Cash-Out of Benefits.  Notwithstanding any other provisions of this
            --------------------
Plan, if following a Participant's termination of employment the present value of his vested Normal Retirement Benefit or Deferred Vested Benefit does not exceed $3,500, the Committee shall, in lieu of such benefit, pay to the Participant, without his consent, such present value in a lump sum. The present value of the Participant's benefit for this purpose shall be determined by using the interest rate and mortality table indicated in subsection 5.7(b). In the case of a Participant who terminates employment prior to earning a vested benefit hereunder, said benefit shall be deemed to be distributed immediately following such termination of employment. In the event the Participant is reemployed, his Benefit Service with respect thereto may be restored in accordance with the rules set forth at subsection 5.3(e).

     (e)    Repayment of Cash-Out.  After a distribution described in subsection
            ---------------------
5.3(d), the Participant's Benefit Service (including, if applicable, UPS Benefit Service) with respect to which the distribution was made shall be disregarded for purposes of the Plan unless, following reemployment, the Participant repays the amount of the distribution to the Trustee together with interest at the rate of 120 percent of the Federal mid-term rate, as in effect under Code Section 1274 for the first month of the Plan Year in which the restoration occurs or otherwise in accordance with Code Section 41 1 (a)(7). Such repayment must be made within five years of the Participant's resumption of employment with an Employer.

Section 5.4 Disability Benefit.
            ------------------

     (a) Subject to the provisions of Section 5.8, the amount of monthly benefit to which a Participant is entitled under Section 4.5 because of disability shall be equal to the amount determined by multiplying $9.60 by the number of years of Benefit Service and UPS Benefit Service to a maximum of 30 that the Participant completed prior to his disability.

     (b) This Disability Benefit shall be paid to the disabled Participant, so long as he remains disabled, until he attains his Early Retirement Date at which time the Participant will receive in lieu of such Disability Benefit an Early Retirement Benefit. Such Early Retirement Benefit will be paid in the form of a Qualified Joint and Survivor Benefit described in paragraph 5.3(a)(1) commencing on the Participant's Early Retirement Date. The amount of the Early Retirement Benefit shall be determined in accordance with this Article V, without reduction on account of a Disability Benefit previously paid. In no event shall a Participant receive simultaneously a Disability Benefit under this Section and an Early Retirement Benefit.

     (c) A vested Participant who is totally and permanently disabled and has been receiving disability benefits under a short-term or long-term disability plan or similar program the Employer sponsors or to which the Employer contributes, shall receive, unless prohibited by the terms of such plan or program, upon attaining his Early Retirement Date, an Early Retirement Benefit in lieu of such disability benefit. The amount of such Early Retirement Benefit shall be calculated in accordance with Article V, and shall be paid in the form of the Qualified Joint and Survivor Benefit described in paragraph 5.3(a)(1) commencing on the Participant's Early Retirement Date. Notwithstanding the foregoing, no Early Retirement Benefit shall be paid to a Participant during such period of time if he is receiving benefits under a short-term or long-term disability plan or similar program the Employer sponsors by or to which the Employer contributes.

            (d) If a vested married Participant receiving a Disability Benefit in accordance with this Section dies prior to attaining his Early Retirement Date, his spouse shall receive the Qualified Joint and Survivor Preretirement Survivor Benefit in accordance with the terms of Section 5.5 commencing on what would have been the Participant's Early Retirement Date, based on the Participant's Benefit Service and UPS Benefit Service.

     Section 5.5 Qualified Joint and Survivor (Husband and Wife) Preretirement
                 -------------------------------------------------------------
Survivor Benefit.
----------------

            (a) Each vested Participant shall have the Qualified Joint and Survivor Benefit as described in Section 5.3 effective for the benefit of his spouse so that if the Participant dies prior to his Annuity Starting Date his spouse will be entitled to receive a Preretirement Survivor Benefit commencing:

            (1) if the Participant dies after attaining his Early Retirement Date, as of the first day of the month coincident with or next following the date of the Participant's death; and

     (2) if the Participant dies on or before attaining his Early Retirement Date, as of the first day of the month coincident with or next following the date the Participant would have attained his Early Retirement Date.

     (b) The Preretirement Survivor Benefit to which the Participant's surviving spouse shall be entitled hereunder shall be equal to the amount which would have been payable to the Participant's spouse under the Qualified Joint and Survivor Benefit:

     (1) if the Participant dies after he attains his Early Retirement Date, had the Participant retired and commenced receiving benefits on the day immediately preceding his death;

(2) if the Participant dies on or before attaining his Early Retirement Date, had the Participant:

(A) separated from service on the date of his death (or his actual date of separation, if earlier);

     (B)    survived to his Early Retirement Date;

(C) retired with an immediate Qualified Joint and Survivor Benefit at his Early Retirement Date; and

(D)  died on the day after he would have attained his Early Retirement Date.

     (c) Notwithstanding the foregoing, if the Participant dies before attaining his Early Retirement Date while actively employed by an Employer after having earned at least 25 Years of Benefit Service and UPS Benefit Service, the Qualified Joint and Survivor Benefit used as the basis for calculating the amount of the Preretirement Survivor Benefit shall be determined by using the early commencement reduction factors set forth in paragraphs (1) and (2) of subsection 5.2(b) with respect to Early Retirement Benefits.

     (d) The Participant's surviving spouse may elect to defer commencement of the Preretirement Survivor Benefit, but not later than the date the Participant would have attained his Normal Retirement Date.

     (e)    In lieu of the Preretirement Survivor Benefit described in this
Section 5.5, before the first payment with respect to such benefit, the Committee shall pay to the surviving spouse, without his consent, the present value of the benefit if such present value does not exceed $3,500. Such present value shall be determined by using the interest rate and mortality table indicated in subsection 5.7(b).

     Section 5.6 Coordination with Benefits Under UPS Retirement Plan and UPS
                 ------------------------------------------------------------
Pension Plan.  The benefits otherwise provided in Sections 5.2 through 5.5 of
-------
this Plan shall be reduced in the case of any Participant, disabled Participant or beneficiary, by the amount of any benefits payable to such Participant, disabled Participant or beneficiary under the UPS Retirement Plan or the UPS Pension Plan to the extent that such benefits payable under the UPS Retirement or UPS Pension Plan are based on a period of time included in the calculation of UPS Benefit Service for purposes of this Plan.

     If a reduction in benefits is also called for in another plan or plans UPS maintains by reason of the benefits payable to a Participant under this Plan, the reduction in benefits shall be made only in the benefits payable under the plan in which the Participant last participated, and if he participated in more than one such other plan, then the reduction shall be made in the reverse order of participation with no reduction in the benefits payable under the plan in which the Participant first participated.

     If the Participant receives one form of benefit under this Plan and another form of benefit under the UPS Retirement Plan or UPS Pension Plan, any reduction hereunder shall be based on actuarially equivalent forms of benefit.

     Section 5.7 Determination of Present Value of Benefits.  Anything to the
                 ------------------------------------------
contrary notwithstanding, a retirement benefit computed under this Article V shall be subject to the following:

(a)    Maximum Benefits.
       ----------------

         (1)  General Limitation. The maximum annual benefit payable under this
              ------------------
Plan shall not exceed the lesser of: (i) $90,000 (the "Dollar Limitation") or
(ii) 100 percent of the Participant's average compensation (as defined in Treasury Regulations Section 1.415-2(d)) and reduced, if necessary, to reflect the applicable Compensation limit set forth in subsection 1 - 1 (k), paid for three consecutive calendar years during which he was an active Participant in this Plan or the UPS Retirement Plan, and in which he received the greatest aggregate compensation from an Employer or UPS, subject to the following:

          (A) If the benefit is payable in any form other than a straight life annuity, then the limitations of this subsection (1) shall be applied by adjusting such benefit so that it is the actuarial equivalent of a straight life annuity. In making such adjustment, the interest rate assumption shall be the greater of five percent (the Applicable Interest Rate described in subsection 5.7(b) in the case of a lump sum benefit) or the interest rate specified in subsection 1. l(b) of the Plan, and the mortality table used shall be the "Applicable Mortality Table" described in subsection 5.7(b).

(B) For purposes of determining whether the Dollar Limitation of this paragraph (1) is being observed:

       (i) If the retirement benefit of a Participant commences before the Participant's Social Security Retirement Age, the Defined Benefit Dollar Limitation shall be adjusted so that it is the actuarial equivalent of an annual benefit of $90,000 beginning at the Social Security Retirement Age, multiplied by the Inflation Factor. The adjustment provided for in the preceding sentence shall be made in a manner the Secretary of the Treasury prescribes which is consistent with the reduction for old-age insurance benefits commencing before the Social Security Retirement Age under the Social Security Act. In making such adjustment, the interest rate assumption shall not be less than the greater of five percent or the interest rate specified in subsection 1. l(b) of the Plan, and the mortality table used shall be the "Applicable Mortality Table" described in subsection 5.7(b).

       (ii) If the retirement benefit of a Participant commences after the Participant's Social Security Retirement Age, the Defined Benefit Dollar Limitation shall be adjusted so that it is the actuarial equivalent of a benefit of $90,000 beginning at the Social Security Retirement Age, multiplied by the Inflation Factor. In making such adjustment, the interest rate assumption shall be the lesser of five percent or the interest rate specified in subsection 1. 1 (b) of the Plan, and the mortality table used shall be the "Applicable Mortality Table" described in subsection 5.7(b) of the Plan.

(iii) For the purposes of this subparagraph (b)(1)(B), the following definitions shall apply:

     (I) "Inflation Factor" shall mean the cost of living adjustment factor the Secretary of the Treasury prescribes under Code Section 415(d) applied to such items and in such manner as the Secretary shall prescribe.

     (II) "Social Security Retirement Age" shall mean the age used as the retirement age for the Participant under Section 216(l) of the Social Security Act, except that such section shall be applied without regard to the age increase factor, and as if the early retirement age under Section 216(l)(2) of such Act were 62.

     (C) Subject to limitations imposed elsewhere in this Plan, an annual benefit of $10,000 or less may be paid regardless of the limitations set forth in this subsection (a)(1) if the benefit paid the Participant from all defined benefit plans of an Employer does not exceed $10,000 for the Plan Year or any prior Plan Year, and the Employer has not at any time maintained a defined contribution plan in which the Participant participated.

     (D) If a Participant has less than 10 Years of Service at the time the Participant begins to receive retirement benefits under this Plan, the average compensation limitation, as well as the $10,000 benefit exception described in subparagraph (a)(1)(E) above, shall be reduced by multiplying such limitation by a fraction, the numerator of which is the number of Years of Service as of and including the current limitation year, and the denominator of which is 10. In the case of the Dollar Limitation where the Participant has less than 10 years of participation in this Plan and/or the UPS Retirement Plan, such limitation shall be reduced by a fraction, the numerator of which is the number of years of participation in the Plan as of and including the current limitation year, and the denominator of which is 10.

     (2)  Limitation--Two Types of Plans.  In any case in which a Participant
          ------------------------------
     has at any time participated in this Plan and a defined contribution plan an Employer or a Related Company maintained, the sum of the defined benefit fraction and the defined contribution fraction for any limitation year beginning before December 31, 1999 may not exceed 1.0. For any limitation year beginning after December 31, 1999, such limitation shall not apply.

(A) The defined benefit fraction applicable to a Participant for any limitation year is a fraction

       (i) the numerator of which is the projected annual benefit of the Participant, determined as of the close of the limitation year, under all defined benefit plans an Employer or a Related Company maintains and

(ii) the denominator of which is for limitation years commencing after December 31, 1982, the lesser of

       (I) the product of 1.25 multiplied by the Dollar Limitation in effect under Code Section 415(b)(1)(A) for such year (including any adjustment required or permitted by subsection 235(g)(4) of the Tax Equity and Fiscal Responsibility Act of 1982) or

       (II) the product of 1.4 multiplied by an amount equal to 100 percent of the Participant's average compensation (as defined in Treasury Regulation
Section 1.415-2(d)) and reduced, if necessary, to reflect the applicable Compensation limit set forth in subsection 1.1 (k) for the three consecutive calendar years during which he participated in the Plan or the UPS Retirement Plan and in which he had the greatest aggregate compensation from an Employer, a Related Company or UPS.

(B) The defined contribution fraction applicable to a Participant for any limitation year is a fraction

       (i) the numerator of which is the sum of the annual additions for all limitation years to the Participant's accounts, determined as of the close of the limitation year, under all defined contribution plans an Employer or a Related Company maintained and

          (ii) the denominator of which is the sum of the lesser of the following amounts determined for the present limitation year and each prior limitation year of the Participant's service with an Employer or a Related Company:

               (I) 1.25 multiplied by the Dollar Limitation in effect under Code Section 415(c)(1)(A) for such limitation year; or

               (II) 1.4 multiplied by 25 percent of the Participant's
                    compensation (as defined in Code Section 415(c)(3) and reduced, if necessary, to reflect the applicable Compensation limit set forth in subsection 1. 1 (k) of the Plan for such limitation year.

     (3) Limitation Adjustment.  The rate of a Participant's benefit accrual
         ---------------------
will be automatically frozen or reduced to a level necessary to prevent the limitations of this subsection (a) from being exceeded; provided, that if the limitations of this subsection (a) will be exceeded only as a result of considering another defined benefit plan an Employer or a Related Company sponsors and this Plan as one plan, the Participant's benefit accrual under this Plan will not be frozen or reduced to a level necessary to prevent the limitations of this subsection (a) from being exceeded in the event that such other defined benefit plan provides for the freezing or reduction of benefit accruals.

     (4) Single Plan Rule.  For purposes of this subsection (a), all defined
         ----------------
benefit plans of an Employer or a Related Company (whether or not terminated) shall be considered as one defined benefit plan.

     (5)  Automatic Adjustment.  The limitations imposed by this subsection (b)
          --------------------
          shall be adjusted automatically when permitted or required by law. With respect to increases in these limitations which are permitted by law to reflect the impact of inflation, in the event that a Participant's Normal or Early Retirement Benefit, as determined in accordance with Article V as of his Annuity Starting Date, must be reduced by reason of the foregoing limitations in effect at such time, the following rules shall apply:

     (A) A Participant's Normal or Early Retirement Benefit determined at his Annuity Starting Date in accordance with Article V, taking into account the Compensation limitation described at subsection 1. 1 (k) which is applicable at such time (the "Compensation Limitation "), and applying the applicable limitation or limitations at paragraph 5.7(a)(1) or subparagraph 5.7(a)(1)(B)(i) (as applicable, the "415 limitations") shall, following the Annuity Starting Date, be adjusted upward as the result of any subsequent increase in the 415 limitations, provided however, that in no event shall such benefit exceed the Participant's Normal or Early Retirement Benefit determined as of the Participant's Annuity Starting Date in accordance with Article V, including the Compensation Limitation.

     (B) Notwithstanding the foregoing, in no event shall participant's Normal or Early Retirement Benefit, for any particular year, exceed the 415 limitation for such year (based on the Participant's age on his Annuity Starting Date), and no increase as described in subparagraph (A) above shall be retroactive for any preceding year.

     (C) A Participant's Normal or Early Retirement benefit shall not be adjusted upward as the result of any change to the Compensation Limitation following the Annuity Starting Date.

     (6) Limitation Year.  For purposes of this subsection (a), the limitation
         ---------------
year is the calendar year.

     (7) Annual Addition.  For purposes of this subsection (a), the term "annual
         ---------------
addition" means the sum of the following credited to a Participant's account for any limitation year:

         (i)the Employer's contributions;

         (ii)the Employee's contributions; and

         (iii)forfeitures.

(b)  Determination of Present Value.
     ------------------------------

     (1) For purposes of (A) determining whether the present value of a Participant's vested Accrued Benefit, Qualified Joint and Survivor Benefit or Qualified Pre-Retirement Survivor Benefit exceeds $3,500, or (B) determining the amount of a Participant's vested Accrued Benefit upon termination of the Plan, the present value of such benefit or annuity shall be calculated by using the Applicable Mortality Table and the Applicable Interest Rate.

     (2) The "Applicable Mortality Table" means the mortality table the Secretary of the Treasury prescribes, based on the prevailing commissioners' standard table (described in Code Section 807(d)(5)(A)) used to determine reserves for group annuity contracts issued on the date as of which present value is being determined (without regard to any other subparagraph of Code
Section 807(d)(5)). As of January 1, 1995, the Applicable Mortality Table pursuant to the foregoing is the GAM 83 mortality table.

     (3) "Applicable Interest Rate" means the annual rate of interest on 30-year Treasury securities for the month before the date of distribution or such other time as the Secretary of the Treasury may by regulations prescribe.

(c)  Incorporation by Reference.  Notwithstanding anything to the contrary in
     --------------------------
     this Section 5.7, the limitations on maximum benefits payable from this Plan shall be construed in accordance with Code Section 415 and the regulations thereunder, which are incorporated into this Plan by reference.

Section 5.8 Limitations Regarding Time of Payment of Benefits.
            -------------------------------------------------

     (a) General Limitation.  All payments authorized under this Plan shall
         ------------------
commence no later than the 60th day after the close of the Plan Year in which the Participant terminates his service with an Employer or UPS, provided proper application under Section 4.1 is filed.

     (b)  Mandatory Limitation.
          --------------------

          (1)     Commencement of payments.  Notwithstanding subsection (a), the
                  ------------------------
     entire interest of a Participant shall be, or shall begin to be, distributed no later than April 1 of the calendar year following the calendar year in which he attains age 70 1/2. A Participant who receives a distribution or distributions in accordance with the preceding sentence while still employed shall continue to earn years of Benefit Service (up to a maximum of 30 years), and the amount of his benefit shall be adjusted annually, or otherwise in accordance with Treasury regulations. For any Participant who attains 70 1/2 after January 1, 1999, the entire interest shall be, or shall begin to be, distributed no later than April 1 of the calendar year following the later of calendar year in which he either attains age 70 1/2 or retires.

          (2) Payments after death of Participant or spouse.  If distribution of
              ---------------------------------------------
     a Participant's interest has begun as provided in paragraph (1), and the Participant dies before his entire interest has been distributed to him, then the remaining portion of such interest shall be distributed at least as rapidly as under the method of periodic distribution being used on the date of his death. If a Participant dies before distribution of his benefit has begun, then the entire interest of the Participant shall be distributed within five years after the death of the Participant unless one of the following exceptions applies:

               (A) If any portion of the Participant's interest is payable to a designated beneficiary for life, or over a period not extending beyond such beneficiary's life expectancy, and such distributions begin not later than one year after the Participant's death or such longer period as may be prescribed by Treasury regulations, distribution shall be deemed to have occurred on the date periodic distributions began and the five-year limitation shall not apply to such portion.

               (B) If the designated beneficiary is the Participant's surviving spouse, distributions shall begin not later than the date on which the Participant would have attained age 70-1/2; but if the surviving spouse dies before distributions to such spouse begin, the above distribution rules shall be applied as though the surviving spouse were the Participant.

          (3) Notwithstanding anything in the Plan to the contrary, the form and timing of all distributions under the Plan shall be in accordance with the Treasury regulations issued under Code Section 401(a)(9), including the incidental death benefit requirement of Code Section 401(a)(9)(G).

Section 5.9 Designation of Beneficiary.
            --------------------------

     (a) Each Participant may designate beneficiaries (including a primary beneficiary and one or more contingent beneficiaries in the event of the death of the primary beneficiary) to receive such benefits as may be payable under the provisions of this Plan. The Participant may change the designation of any beneficiary from time to time by filing a new designation with the Committee, to be effective upon receipt by the Committee, provided the Committee receives it prior to the Participant's death. The consent of any previously designated beneficiary to such change shall not be required to effect the change. No designation of a beneficiary shall be effective to the extent that honoring such designation would conflict with the rights of the Participant's spouse under
Section 5.3 or Section 5.5, and no such designation shall be effective to the extent that, in conjunction with such spousal rights, it would require duplication of benefit payments.

     (b) In the event that a Participant fails to designate a beneficiary or if a designated beneficiary does not survive the Participant or is not specified elsewhere in this Plan, payment will be made to the spouse of the deceased Participant, if any, but if none survives the Participant, to his surviving children. If no children survive the Participant, payment will be made to the Participant's estate. If a beneficiary who has begun to receive payments pursuant to Article V dies before all payments are made, the balance due, if any, shall be paid in a lump sum or in installments, as the Committee shall direct, to the estate of the deceased beneficiary.

     Section 5.10 Final Payment to Participant or Beneficiary.  Any final
                  -------------------------------------------
payment or distribution to any Participant or a legal representative or beneficiary of a Participant, or any one claiming under them, in accordance with this Plan, shall be in full satisfaction of all claims against the Trust Fund, the Trustee, the Committee, the Company, each Employer and all representatives, officers, employees and agents thereof. The person receiving the payment or distribution may be required to execute a receipt and release of all claims under the Plan upon a final payment or distribution or a receipt and release to the extent of any partial payment or distribution. The Committee shall determine the form and content of such receipt or release.

Section 5.11  Suspension of Benefits
              ----------------------

     (a) If a Participant entitled to receive benefits (which shall be deemed to include the actual receipt of such benefits) should (1) return to employment with an Employer or (prior to attaining age 65) with UPS or (2) remain in employment with an Employer after attaining age 65, the payment of benefits to the Participant shall be suspended for the period in which the Participant remains employed but not beyond the required beginning date set forth in subparagraph 5.8(b)(1)(A). Benefit payments will be resumed no later than the first day of the third calendar month after the month in which the Participant ceases to be employed as aforesaid (or attains age 65 in the case of a Participant who has returned to employment with UPS), provided the Participant has informed the Committee that he has ceased such employment.

     (b) For purposes of this Section 5.11, a period of employment as to which benefits shall be suspended means any calendar month or a four or five week period ending in a calendar month, if the Participant completes at least 40 hours of service (as defined in 29 CFR (S) 2530.200b-2(a)(1) and (2)) with an Employer in such month or payroll period.

     (c) Any Participant coming under this provision will be notified by first-class mail or personal delivery within the first calendar month or payroll period in which the Plan withholds the payment of benefits.

     (d) Any Participant may request a determination of whether specific contemplated employment will be considered employment for purposes of this
Section 5.11. Request for status determinations may be submitted in accordance with the claim procedures set forth in Section 9.4.

Section 5.12 Withholding of Income Tax.
             -------------------------

     (a) Notification of Withholding of Federal Income Tax.  All Participants
         -------------------------------------------------
and beneficiaries entitled to receive benefits under the Plan shall be notified of the Plan's obligation to withhold federal income tax from any benefits payable pursuant to the terms of the Plan. Such notice shall be in writing, be given at the time set forth in subsection (b) and contain the information set forth in subsection (c).

     (b) Time of Notice.  The notice described in subsection (a) shall be
         ---------------
provided not earlier than six months before such payment is to be made and not later than the time the Participant or beneficiary is furnished with his claim for benefits application.

     (c) Content of the Notice.  The notice subsection (a) requires shall, at a
         ---------------------
minimum:

          (1) with respect to any distribution which is an eligible rollover distribution within the meaning of Code Section 3405(c)(3) (other than an eligible rollover distribution of less than $200 which is exempt from withholding under regulations prescribed by the Secretary of the Treasury), advise the payee that there shall be withheld from such distribution an amount equal to 20 percent thereof (or such other amount as may from time to time be prescribed by the Code, or the Secretary of the Treasury or his delegate), unless the payee directs the Committee to transfer such distribution as a direct rollover to an eligible retirement plan, within the meaning of Section 5.13 hereof, in accordance with such procedures as the Committee may prescribe (a "transfer direction"),

          (2) with respect to any distribution which is not an eligible rollover distribution within the meaning of Code Section 3405(c)(3):

               (A) advise the payee of his right to elect not to have withholding apply to any payment or distribution and explain the manner in which such election may be made, and include or indicate the source of any forms necessary to make the election;

               (B) advise the payee of his right to revoke such an election at any time;

               (C) advise the payee that any election remains effective until revoked;

               (D) advise the payee that penalties may be incurred under the estimated tax payment rules if the payee's payments of estimated tax are not adequate and sufficient tax is not withheld from payments under this Plan; and

               (E) advise the payee that the election not to have federal income tax withheld from benefits is prospective only and that any election made after a payment or distribution to the payee is not an election with respect to such payment or distribution.

     (d) Effective Date of Election.  Any transfer direction, election or
         --------------------------
revocation of any election by a payee shall become effective immediately upon receipt by the Committee of the transfer direction, election or revocation. Thereafter, the Committee shall, unless otherwise provided by applicable law, regulation or other guidance by the Secretary of the Treasury or his delegate, instruct the Trustee to withhold federal income tax in accordance or consistent with the instructions filed by the payee.

     (e)  Failure to Make Election
          ------------------------

          (1) In the case of an eligible rollover distribution, if the payee fails to provide the Committee with a transfer direction, the Committee shall instruct the Trustee to withhold an amount equal to 20 percent of the amount of the distribution (or such other amount the Code, or the Secretary of the Treasury or his delegate) may from time to time prescribe.

          (2) In the case of a distribution which is not an eligible rollover distribution, if the payee fails to provide the Committee with a withholding certificate, the Committee shall instruct the Trustee to withhold, in the case of a periodic distribution, the amount which would be required to be withheld from such payment if such payment were a payment of wages by an employer to an employee for the appropriate payroll period, determined as if the payee were a married person claiming three withholding allowances. In the case of a nonperiodic distribution, 10 percent of the amount of the distribution shall be withheld.

     (f) Coordination with Internal Revenue Code and Regulations.  The Committee
         -------------------------------------------------------
shall discharge its withholding and notice obligations in accordance with the Code and regulations and such other guidance with respect thereto as the Secretary of the Treasury or his delegate may promulgate from time to time.

Section 5.13 Direct Rollover.
             ---------------

          (a) With respect to any distribution described in this Article V which constitutes an eligible rollover distribution within the meaning of Code
Section 401 (a) (3 1)   (C), the distributes thereof shall, in accordance with
procedures the Committee establishes, be afforded the opportunity to direct that such distribution be transferred directly to an eligible retirement plan (a "direct rollover"). For purposes of the foregoing sentence, an "eligible retirement plan" is (1) a qualified trust within the meaning of Code Section 402
(c)(8)(A) which is a defined contribution plan the terms of which permit the acceptance of rollover distributions, (2) an individual retirement account or annuity within the meaning of Code Section 408 (other than an endowment contract), or (3) an annuity plan within the meaning of Code Section 403(a), which the distributes specifies in such form and at such time as the Committee may prescribe.

          (b) Notwithstanding the foregoing, if the distributes elects to have his eligible rollover distribution paid in part to him or her, and paid in part as a direct rollover:

              (1)    The direct rollover must be in an amount of $500 or more.

              (2) A direct rollover to two or more eligible retirement plans shall not be permitted.

          (c) The Committee shall, within a reasonable period of time prior to making an eligible rollover distribution from this Plan, provide a written explanation to the distributes of the direct rollover option described above, as well as the provisions under which such distribution will not be subject to tax if transferred to an eligible retirement plan within 60 days after the date on which the distributes received the distribution. The distributes shall be afforded at least 30 days after receipt of the written explanation to consider the decision whether or not to elect a direct rollover, but if he thereafter makes an affirmative election, said election may be implemented without regard to the aforesaid 30-day time period.

          (d) That portion of a Participant's distribution which represents the minimum distribution that Code Section 401(a)(9) (see in this regard subparagraph 5.8(b)(1)(A)) requires shall not be considered an eligible rollover distribution.

                                   ARTICLE VI
                                   ----------
                                    VESTING
                                    -------

     Section 6. 1 Vesting.  Each Participant shall have a 100 percent vested
                  -------
interest in the Normal Retirement Benefit to which he is entitled pursuant to subsection 5.2(a), after five Years of Service, but shall have no vested interest prior thereto. In addition, the benefit to which a Participant is entitled shall be fully vested in such Participant upon his attainment of his Normal Retirement Date.

     Any Participant in the Plan on the date of adoption of any amendment to the vesting schedule may, within an election period which begins on the date of adoption of such amendment to the vesting schedule and ends on the sixtieth day after the latest of: (i) the date the amendment is adopted; (ii) the date the amendment becomes effective; or (iii) the date the Participant is given written notice of the amendment by the Committee, elect to have his vested percentage determined under his vesting schedule as in effect immediately prior to the effective date of amendment, provided he has completed three Years of Service prior to the end of the election period. Any election will be irrevocable. Further, no Participant shall have his vested percentage decreased by any change in the vesting schedule.

     Section 6.2 Breaks in Service for Vesting purposes.  If a Participant with
                 --------------------------------------
no vested interest, as determined under Section 6. 1, incurs one or more consecutive Breaks in Service:

            (a) Years of Service before such Break in Service shall not be taken into account for purposes of Section 6.1 until the Participant completes one Year of Service after the Break in service; and

            (b) Years of Service prior to the Break in Service shall not be taken into account for purposes of Section 6. 1 if the number of consecutive Breaks in Service equals or exceeds the greater of (i) the aggregate number of the Participant's Years of Service (excluding Years of Service not required to be taken into account by reason of any prior Breaks in Service), or (ii) five with respect to a Break in Service a person incurs who is an Employee on or after January 1, 1985, regardless of when the Break in Service occurred.

     Section 6.3 Forfeitures.  All forfeitures of nonvested interests in the
                 -----------
Plan occurring during the Plan Year shall be applied to reduce future contributions and shall not be used or applied to increase the benefits to which any Participant would be entitled hereunder.

                                  ARTICLE VII
                                  -----------
                AMENDMENT, MODIFICATION AND TERMINATION, MERGER
                -----------------------------------------------



     Section 7. 1 Right to Amend or Terminate.  The Company hopes and expects to
                  ---------------------------
continue this Plan and the funding of benefits hereunder indefinitely; but such continuance is not assumed as a contractual obligation and, in order to protect Participants, the Company, and the Employers against unforeseen contingencies, the Company expressly reserves the right, by action of the Board of Directors, to amend or terminate this Plan at any time. Additionally, any amendment may be made retroactive, if necessary or appropriate to qualify or maintain the Plan as a qualified plan within the meaning of Code Section 401(a), and to qualify or maintain the Trust as tax-exempt under Code Section 501(a), and the regulations issued thereunder. Notice of any material amendment of the Plan may be given by posting, by mail or by such other means as may be acceptable under ERISA.-

     Section 7.2 Liquidation of Trust Fund.  Upon termination or partial
                 -------------------------
termination of the Plan, each affected Participant's benefits, determined prior to the date of termination, shall become fully vested to the extent funded and to the extent such benefit is not restricted pursuant to the provisions of
Section 7.8 herein. The assets of the Trust Fund shall be allocated among Participants and beneficiaries, after payment of administration expenses of the Plan, in the following order of priority:

          (a) Benefits Payable Three Years Prior to Termination.  First, to
              -------------------------------------------------
     provide benefits that become payable three or more years before the date of termination of the Plan, or that would have become payable had the Participant retired immediately prior to the beginning of such three-year period, provided that

              (1) the benefit payable to a Participant or beneficiary (or that could have been payable) shall be based on the provisions of the Plan in effect during the five year period prior to the date of termination of the Plan; and further provided that,

              (2) the lowest benefit payable during such three-year period shall be considered the benefit payable for purposes of this category
          (a).

          (b) Other Benefits Eligible for Termination Insurance.  Second, to the
              -------------------------------------------------
     extent that a benefit has not been provided in category (a), the remaining assets shall be allocated to provide any benefit provided under the Plan for Participants and beneficiaries to the extent guaranteed by the Pension Benefit Guaranty Corporation pursuant to Title IV of ERISA.

          (c)  Other Benefits.  Third, to the extent that a benefit under the
               --------------
     Plan has not been provided in the foregoing categories, the assets of the Plan shall be allocated to provide all other non-forfeitable benefits under the Plan and, finally, to provide all other benefits under the Plan.

     If the assets of the Trust Fund applicable to any of the above categories are insufficient to provide full benefits for all persons in such group, the benefits otherwise payable to such persons shall be allocated pro rata on the basis of the present value of benefits as of the termination date. The Actuary shall calculate the allocation of the assets of the Trust Fund in accordance with the above priority categories, and certify his calculations to the Committee. Each of the above classes shall be divided into subclasses, giving first preference within the class to those Participants over 65 and those beneficiaries receiving benefits; second preference to Participants over 60 years of age; third preference to Participants over 55 years of age; fourth preference to Participants under 55 years of age having a Deferred Vested Benefit; and fifth preference to all others. The Committee may establish additional subclasses within the classes set forth in subsections (a), (b), and
(c).

     Section 7.3 Finality of Payment.  Prior to making any distribution under
                 -------------------
the terms of subsection 7.2, the Committee shall satisfy itself that this procedure complies with applicable law and shall obtain such waivers and authorizations from Participants and beneficiaries as it deems advisable.

     Section 7.4 Non-Diversion of Assets.  Except as provided in Section 3.5
                 -----------------------
hereof, no part of the assets of the Trust, by reason of any amendment or otherwise, shall at any time be used for, or diverted to, purposes other than for the exclusive benefit of Participants, former Participants or their beneficiaries, and for the payment of administrative expenses under the Plan, or as will cause, or permit the assets of the Trust to revert to, or become the property of the Company or any Employer at any time prior to the satisfaction of all liabilities under the Plan. When all such liabilities have been satisfied, any assets remaining will revert to the Company.

     Section 7.5 Committee Functions During Termination.  If the Plan is
                 --------------------------------------
terminated, the Committee in office at the time of such termination shall continue to act with its full powers hereunder until the completion of the allocation and distribution of the assets of the Trust Fund as in this Article VII provided. A majority of the members of the Committee then 'in office shall have the power to fill any vacancies occurring in the Committee after such termination by resignation, death or otherwise. In the event the Committee within a reasonable time after such termination shall not have provided for such allocation and distribution, the Board of Directors shall succeed to all powers and duties of the Committee and shall provide for such allocation and distribution of the assets of the Trust Fund.

     Section 7.6 Notice of Termination.  Notice of termination of the Plan, in
                 ---------------------
whole or in part, shall be deemed adequately given if the Company or the Committee mails written notice of the same or uses other means as may be acceptable under ERISA to the latest address on file of each Participant or beneficiary who is affected by such termination.

     Section 7.7 Merger and Consolidation of Plan, Transfer of Assets.  In the
                 ---------------------------------------------
case of any merger or consolidation with, or transfer of assets and liabilities to, any other plan, provisions shall be made so that each Participant in the Plan on the date thereof (if the Plan then terminated) would receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately prior to the merger, consolidation or transfer if the Plan had been terminated.

     Section 7.8 Limitation on Benefits.
                 ----------------------

          (a) In the event of Plan termination, the benefit payable to any Highly Compensated Employee or any former Highly Compensated Employee shall be limited to a benefit that is nondiscriminatory under Code Section 401(a)(4). If payment of benefits is restricted in accordance with this subsection (a), assets in excess of the amount required to provide such restricted benefits shall become a part of the assets available under
     Section 7.2 for allocation among Participants and their joint annuitants and beneficiaries whose benefits are not restricted under this subsection
     (a).

          (b) The restrictions of this subsection (b) shall apply prior to termination of the Plan to any Participant who is a Highly Compensated Employee or former Highly Compensated Employee and who is one of the 25 highest paid nonexcludable employees or former employees of an Employer for any Plan Year. The annual payments to any such Participant shall be limited to an amount equal to the payments that would have been made to the Participant under a single life annuity that is the Actuarial Equivalent of the sum of the Participant's accrued Normal Retirement Benefit and any other benefits under the Plan.

          (c) The restrictions in subsection (b) shall not apply:

               (1) if, after the payment of benefits to such Participant, the value of the Plan's assets equals or exceeds 1 10 percent of the value of the Plan's current liabilities (within the meaning of Code Section 412(l)(7)); or

               (2) if the value of the benefits payable to such Participant is less than one percent of the value of current liabilities.

                                  ARTICLE VIII
                                  ------------
                                  INVESTMENTS
                                  -----------



     Section 8.1 Direction of Investments.  The Committee shall, except to the
                 ------------------------
extent it has expressly delegated such authority to the Trustee or an investment manager, have full and exclusive power and authority to direct the Trustee as to the investment of the assets of the Trust, and the Trustee shall invest, reinvest, buy, sell, hypothecate or otherwise deal with the assets of the Trust Fund in accordance with the Committee's directions. Two members of the Committee shall certify such directions in writing. Investments shall not be restricted to investments now or hereafter legal for trust funds under the laws of the State of Georgia or any other jurisdiction. The Committee may, to the extent permitted by law, direct investment in:

          (a) Qualifying employer real property (as defined in Section 407(d)(4) of ERISA);

          (b) Qualifying employer securities (as defined in Section 407(d)(5) of ERISA);

          (c) Other securities and other investments as the Committee directs, including but not limited to common trust funds and group benefit trusts of the Trustee and contributions to the capital of any corporation all of whose stock the Trustee owns.

     Section 8.2 Annual Valuation of Trust Fund.  As of December 31 in each
                 ------------------------------
year, or as of the end of any shorter accounting period that the Committee shall select, all of the assets in the Trust shall be valued by or under the supervision of the Committee. Such valuation shall be made in accordance with market quotations, when available, and on the basis of such other factors as the Committee deems appropriate.

                                   ARTICLE IX
                                   ----------
                                 PLAN COMMITTEE
                                 --------------


     Section 9. 1 Establishment of Plan Committee.  An administrative committee
                  -------------------------------
consisting of not less than three members whom the Board of Directors shall appoint shall administer the Plan. The Committee shall be the Plan Administrator as that term is used in ERISA, and agent for service of process with respect to the Plan. The Board of Directors may remove Committee members at any time and they may resign at any time, such resignation to be effective when the Board of Directors accepts it. The Board of Directors shall fill all vacancies. The Committee may appoint from their number such committees, which may include individuals not members of the Committee, with such powers as they shall determine; may authorize one (1) or more of their number, or any agent, to execute or deliver any instrument, or to make any payment in their behalf, and may employ legal counsel, actuaries, agents, and such clerical, accounting and other services as they may require in carrying out the provisions of the Plan.
A majority of the members of the Committee at the time in office shall constitute a quorum for the transaction of business. All resolutions or other action the Committee takes at a meeting shall be by the vote of the majority of the Committee at any meeting, or without a meeting, by instrument in writing that all of the members of the Committee sign.

     Section 9.2 Delegation of Specific Responsibilities.  The members of the
                 ---------------------------------------
Committee may agree in a writing each member signs to allocate to any one of their number or to other persons (including corporations) any of the responsibilities with which they are charged pursuant hereto, including the appointment of an investment manager to manage the investments of the Trust Fund, provided the responsibilities and duties so delegated are definitively set forth so that the person to whom the delegation is made is clearly aware of such duties and responsibilities. If such delegation is made to a person not a member of the Committee, that person or, in the case of a corporation, its responsible officer, shall acknowledge the acceptance and understanding of such duties and responsibilities.

     Section 9.3 Power to Establish Regulations.  The Committee shall establish
                 ------------------------------
rules and regulations for the administration of the Plan and the Committee. Except as otherwise herein expressly provided, the Committee shall have the exclusive right and discretion to interpret the Plan and decide any matters arising in the administration and operation of the Plan, and any interpretations or decisions so made shall be conclusive and binding on all persons.

Section 9.4 Claims Procedure.
            ----------------

     (a) All claims for benefits hereunder shall be directed to the Committee or to a member of the Committee designated for that purpose. Within 90 days following receipt of a claim for benefits, the Committee shall determine whether the claimant is entitled to benefits under the Plan, unless additional time is required for processing the claim. In this event, the Committee shall, within the initial 90-day period, notify the claimant that additional time is needed, explain the reason for the extension, and indicate when a decision on the claim will be made, which must be within 180 days of the date the claim is filed.

     (b) A denial by the Committee of a claim for benefits shall be stated in writing and delivered or mailed to the claimant. Such notice shall set forth the specific reasons for the denial, written in a manner calculated to be understood by the claimant without benefit of legal or actuarial counsel. The notice shall include specific reference to the Plan provisions on which the denial is based and a description of any additional material or information necessary to perfect the claim, an explanation of why this material or information is necessary, and the steps to be taken if the claimant wishes to submit his claim for review.

     (c) The Committee shall afford a reasonable opportunity to any claimant whose request for benefits has been denied for a review of the decision denying the claim. The review must be requested by written application to the Committee within 60 days following receipt by the claimant of written notification of denial of his claim. Pursuant to this review, the claimant or his duly authorized representative may review any documents which are pertinent to the denied claim and submit issues and comments in writing.

     (d) The Committee shall ordinarily make a decision on the claimant's appeal of the denial of benefits within 60 days of the receipt of the request for review, unless additional time is required for a decision on review, in which event the decision shall be reviewed no later than 120 days after receipt of the request for ruling. Notice in writing of the extended time required shall be given to the claimant within 60 days of his request for review. The decision on review shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, and specific reference to the Plan provisions on which the decision is based.

     Section 9.5 Forfeiture in Case of Unlocatable Participant or Beneficiary.
                 ------------------------------------------------------------
If the Committee is unable to pay any benefits under the Plan to any Participant or beneficiary who is entitled to benefits hereunder when such benefits are due because the identity or whereabouts of such person cannot be ascertained, the Committee shall proceed as follows:

     (a) Within 90 days of the date any such benefits are payable but cannot be paid hereunder due to the circumstances stated above, the Committee shall send an appropriate notice to such individual, to the last address for such individual listed in the Committee's records.

     (b) If this notice is returned as unclaimed or the individual cannot be located, during each of the next three Plan Years the Committee shall send a notice to the last address listed in its records for the individual.

     (c) If on the last day of the last of the three Plan Years referred to above the individual cannot be located, all amounts held for his benefit shall be forfeited and all liability for payment thereof shall thereupon terminate, unless the law requires another procedure. In any such case, the funds released as a result of such forfeiture shall be dealt with as provided in Section 6.3. However, if an individual subsequently makes what the Committee determines to be a valid and proper claim to the Committee for such amounts, they will be restored and will be distributable in accordance with the terms of this Plan.

     Section 9.6 Liability of the Committee.  The Committee and the members
                 --------------------------
thereof, to the extent of the exercise of their authority, shall discharge their duties with respect to the Plan solely in the interests of the Plan's Participants and their beneficiaries, and for the exclusive purpose of providing benefits thereto in accordance with the terms of the Plan and to defray the reasonable administration expenses thereof. In all such actions or omissions the Committee and each member thereof shall exercise the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims; provided, however, that no member shall be responsible for the actions or omissions of a member or any other party that is a fiduciary with respect to this Plan, other than himself, which are not in conformity hereto, unless such member knowingly participates in or knowingly conceals such conduct which he knows to be in breach of this standard, his own conduct has enabled the other member or other fiduciary to be in breach of this standard, or he has knowledge of such breach by another member or other fiduciary and fails to make reasonable efforts under the circumstances to remedy such breach.

     Section 9.7 Fiduciary Responsibility Insurance, Bonding.  If the Company
                 -------------------------------------------
has not done so, the Committee may direct the purchase of appropriate insurance on behalf of the Plan and the Plan's fiduciaries, including the members of the Committee, to cover liability or losses occurring by reason of the acts or omissions of a fiduciary; provided, however, that to the extent the Plan purchases such insurance must permit recourse by the insurer against the fiduciary in the case of a breach of a fiduciary duty or obligation by such fiduciary. The Trust Fund shall bear the cost of such insurance unless the Company provides and pays for the insurance. The Trustee also shall obtain a bond covering all the Plan's fiduciaries, and pay for the bond from the assets of the Trust Fund.

     Section 9.8 Meetings of Committee.  The Committee shall hold meetings
                 ---------------------
periodically upon such notice, at such place or places, and at such time or times as it may determine from time to time. Notice of a meeting may be waived in writing.

     Section 9.9 Compensation of Committee.  The members of the Committee may
                 -------------------------
receive reasonable compensation for their services as the Board of Directors may from time to time determine. Such compensation and all other expenses of the Committee, including the compensation of officers, actuaries or counsel, agents or others that the Committee may employ, shall be paid out of the Trust Fund, unless paid by the Company. Notwithstanding the foregoing, any Committee member whom an Employer employs on a full-time basis shall receive no compensation, but may be reimbursed for expenses incurred.

     Section 9.10 Books and Records.  The Committee shall keep appropriate books
                  -----------------
and records.

     Section 9.11 Tables for Calculation.  The Committee shall adopt, from time
                  ----------------------
to time, service, interest and mortality tables for use in all calculations required in connection with the Plan.

     Section 9.12 Disbursements.  The Committee shall determine the manner in
                  -------------
which the Trust Fund shall be disbursed under the terms of the Plan and Trust Agreement.

     Section 9.13 Allocation of Responsibility Among Fiduciaries for Plan and
                  -----------------------------------------------------------
Trust Administration.  The fiduciaries hereunder, including the Trustee, the
----- --------------
Company, each Employer, the Board of Directors and the Committee shall have only those specific powers, duties, responsibilities and obligations as are specifically given them under this Plan or the Trust Agreement. In general, the Employers shall have the sole responsibility for making the contributions necessary to provide benefits under the Plan as specified in Article V, and the Board of Directors shall have the sole authority to appoint and remove the Trustee, members of the Committee and any Investment Manager and to amend or terminate, in whole or in part, this Plan or the Trust, except as otherwise provided. The Committee shall have the sole responsibility for the administration of this Plan, as described in this Plan and the Trust. Subject to any direction from the Committee, the Trustee shall have the responsibility for the administration of the Trust and the management of the assets held under the Trust, as specifically provided in the Trust. Each fiduciary warrants that any directions given, information furnished, or action taken shall be in accordance with the provisions of the Plan or the Trust, as the case may be, authorizing or providing for such direction, information or action.
Furthermore, each fiduciary may rely upon any such direction, information or action of another fiduciary as being proper under this Plan or the Trust, and is not required under this Plan or the Trust to inquire into the propriety of any such direction, information or action. It is intended under this Plan and the Trust that except as provided in Section 9.6, each fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under this Plan and the Trust and shall not be responsible for any act or failure to act of another fiduciary. No fiduciary guarantees the Trust Fund in any manner against investment loss or depreciation in asset value.

                                   ARTICLE X
                                   ---------
                               GENERAL PROVISIONS
                               ------------------



Section 10. 1 Prohibition Against Attachment.
              ------------------------------

     (a) None of the benefits payable hereunder shall be subject to the claims of any creditor of any Participant or beneficiary nor shall the same be subject to attachment, garnishment, or other legal or equitable process by any creditor of the Participant or beneficiary, nor shall any Participant or beneficiary have any right to assign, alienate, anticipate, commute, pledge, encumber or assign any of such benefits.

     (b)  Exception to general prohibition against attachment for Qualified
          -----------------------------------------------------------------
Domestic Relations Orders
-------------------------

          (1) General rule.  The restrictions of subsection (a) of this Section
              -------
     10. 1 will not be violated by either (A) the creation, assignment or regulation of a right to payments from this Plan by reason of a Qualified Domestic Relations order or (B) the making of such payments.

          (2) Definition of qualified Domestic Relations Order.  For purposes of
              ------------------------------------------
     this subsection (c), the term "Qualified Domestic Relations Order" means any judgment, decree or order (including approval of a property settlement agreement), made pursuant to a State domestic relations law (including a community property law), which relates to the provision of child support, alimony payments or marital property rights to a spouse, former spouse, child or other dependent of a Participant (an "Alternate Payee") and which:

              (A) creates or recognizes the right of an Alternate Payee to, or assigns to any Alternate Payee the right to, receive all or a portion of the benefits payable with respect to a Participant under this Plan;

              (B) clearly specifies (i) the name and last known mailing address (if any) of the Participant and the name and mailing address of each Alternate Payee covered by the order, (ii) the amount or percentage of the Participant's benefits the Plan is to pay to each Alternate Payee, or the manner in which such amount or percentage is to be determined,
          (iii) the number of payments or period to which such order applies, and (iv) that the order applies to this Plan;

              (C) does not require this Plan to provide any type or form of benefit, or any option, not otherwise provided under this Plan, unless, in the case of any payment before a Participant has separated from service, the order requires payment of benefits to an Alternate Payee (i) on or after the date the Participant attains (or would have attained) the earliest age on which he could elect to receive retirement benefits under the Plan, (ii) as if the Participant had retired on the date such payment is to begin under such order (but taking into account only the present value of the benefits actually accrued and not taking into account the present value of any employer subsidy for early retirement), and (iii) in any form in which such benefits may be paid under the Plan to the Participant (other than in the form of a joint and survivor annuity with respect to the Alternate Payee and his subsequent spouse);

               (D) does not require this Plan to provide increased benefits (determined on the basis of actuarial equivalence); and

               (E) does not require the payment of benefits to an Alternate Payee which are required to be paid to another Alternate Payee under another order previously determined to be a Qualified Domestic Relations Order.

          (3)  Procedures for Qualified Domestic Relations Orders.  The
               ---------------------------------------------------
     Committee shall develop and implement procedures (A) for determining whether an order the Plan receives is a "Qualified Domestic Relations Order" within the meaning of subsection (c) of this Section 10. 1, (B) for administering distributions under such orders, and (C) for holding amounts which would be payable under such orders pending the determination of an order's status as a Qualified Domestic Relations Order.

     Section 10.2 Facility of Payment.  If any Participant or Beneficiary shall
                  -------------------
be physically or mentally incapable of receiving or acknowledging receipt of any payment due under the terms of the Plan, the Committee may direct the Trustee to make any such payment to a legal representative or, if no legal representative shall have been appointed, to any person or institution maintaining such Participant or beneficiary, and the payment to such person or institution in good faith shall constitute a valid and complete discharge for such payment.

     Section 10.3 Payment to Minor Beneficiary.  If the beneficiary of any
                  ----------------------------
Participant shall be a minor and no guardian shall have been appointed for him, the Committee may direct the Trustee to retain any payment due under the Plan for his benefit until he attains majority. Such amount, as the Committee authorizes, may be held in cash, deposited in bank accounts, or invested or reinvested in direct obligations of the United States, and the income thereon may be accumulated and invested, or the income and principal may be expended and applied directly for the maintenance, education and support of such minor without the intervention of any guardian and without application to any court.

     Section 10.4 No Rights of Employment.  The Plan shall not confer upon any
                     --------------------
Employee or Participant any right of employment, nor shall any provision of the Plan interfere with the right of, an Employer to discharge any Employee.

     Section 10.5 Payments Only From Trust Fund.  Except as otherwise required
                  -----------------------------
by law, no liability shall attach to any Employer for payment of any benefits or claims hereunder and every Participant or beneficiary or person claiming under them shall have recourse only to the Trust Fund for payment of any benefit hereunder and the rights of such persons are hereby expressly limited accordingly.

     Section 10.6 Applicable Law.  All provisions of the Plan, including
                  --------------
definitions, shall be construed according to the laws of the State of Georgia, except to the extent preempted by Federal law.

     Section 10.7 Titles.  Titles of Articles and subsections are inserted for
                  -------
convenience only and shall not affect the meaning or construction of the Plan.

     Section 10.8 No Access to Books and Records.  Nothing herein or in the
                  ------------------------------
Trust Agreement contained shall give any Participant or beneficiary or any other person the right or privilege to examine or have access to the books or records of any Employer or of the Committee or the Trustee; nor shall any such person have any right, legal or equitable, against any Employer or against any director, officer, employee, agent or representative thereof or against the Trustee or the Committee, except as herein expressly provided or permitted by law.

     Section 10.9 USERRA.  Notwithstanding any provision of this Plan to the
                  ------
contrary, contribution, benefits and service credit with respect to qualified military service (as defined in Code Section 414(u)) will be provided in accordance with Code Section 414(u).

                                   ARTICLE XI
                                   ----------
                              TOP-HEAVY PROVISIONS
                              --------------------



     Section 11.1 Definitions.  The following definitions apply to this Article:
                  -----------

          (a)  "Top-Heavy Plan" -- The Plan is a Top-Heavy Plan in any Plan
                ----------------
     Year in which:

               (1) the Plan is a member of a Top-Heavy Group, if the Plan is described in paragraph 11.2(c)(1) or (2) below; or (2) the Plan is not a member of an Aggregation Group as described in paragraph 11.2(c)(1) or (2) below, and, as of the Determination Date, the Cumulative Accrued Benefit of the Plan for Key Employees exceeds 60 percent of the Cumulative Accrued Benefit of the Plan for all Participants.

          (b)  "Key Employee" means an Employee or former Employee who at any
                --------------
     time during the Plan Year or any of the four preceding Plan Years is:

               (1) an officer of an Employer having annual compensation from the Employer of more than $45,000 (provided, however, that no more than the lesser of (A) 50 Employees or (B) the greater of three Employees or 10 percent of the Employees shall be treated as officers under this paragraph),

               (2) one of the 10 Employees having annual compensation from an Employer of more than $30,000 and owning the largest interests in the Employer,

               (3) an owner of five percent of the outstanding stock of an Employer or stock possessing more than five percent of the total combined voting power of all stock of the Employer, or

               (4) an owner of one percent of the outstanding stock of an Employer or stock possessing more than one percent of the total combined voting power of all stock of the Employer, who has annual compensation from the Employer of more than $150,000.

For purposes of paragraph (2) hereof, if two Employees have the same interest in an Employer, the Employee with the greater annual Compensation shall be treated as having a larger interest. For purposes of determining ownership in an Employer (i) the constructive ownership rules of Code Section 318, as modified by substituting "5 percent" for "50 percent" in subparagraph (a)(2)(C) thereof, shall apply, but (ii) the rules of Code Sections 414(b), (c) and (in) shall not apply. Each beneficiary of a Key Employee is a Key Employee.

          (c)  "Aggregation group" means a group of plans consisting of more
               -------------------
     than one plan and including:

               (1) each plan of an Employer in which a Key Employee is a participant;

               (2) each other plan of an Employer which enables any plan described in (1) to meet the requirements of Code Sections 401(a)(4) or 410; and

               (3) any plan not described in (1) or (2) which an Employer elects to include, provided that such inclusion does not prevent the group from meeting the requirements of Code- Sections 401(a)(4) and 410.

          (d)  "Top-Heavy Group" is an Aggregation Group for which, as of the
               -----------------
     Determination Date, the Total Benefit for Key Employees exceeds 60 percent of the Total Benefit for all Participants.

          (e)  "Determination Date" is the last day of the first Plan Year and
               --------------------
     thereafter the last day of the preceding Plan Year.

          (f)  "Account Aggregate" is, with respect to a defined contribution
               -------------------
     plan, the sum of accounts plus the sum of all distributions made from such accounts during the five-year period ending on the Determination Date, provided that (1) rollover contributions and similar transfers an Employee initiated, (2) the account of any Employee who was a Key Employee in a prior Plan Year but is no longer a Key Employee, and (3) any accrued benefits attributable to deductible employee contributions, and (4) the account of any individual who has not received any compensation from an Employer (other than benefits under any Plan an Employer maintained) during the five year period ending on the Determination Date, shall not be taken into account. A transfer from one plan of an Employer to any other such plan shall be considered neither a "distribution" nor a "rollover contribution" for purposes of this subsection, but a distribution from a terminated plan shall be considered a "distribution" for purposes of this subsection if such terminated plan, had it not been terminated, would have been described in paragraph 1 1. 1 (c) (1) or (2).

          (g)  "Cumulative Accrued Benefit" is, with respect to a defined
               ----------------------------
     benefit plan, the sum of the present values of all accrued benefits plus the sum of distributions made with respect to such benefits during the five-year period ending on the Determination Date, provided that (1) rollover contributions and similar transfers an Employee initiated, (2) the accrued benefit of any Employee who was a Key Employee in a prior Plan Year but is no longer a Key Employee, and (3) any accrued benefits attributable to deductible employee contributions, and (4) the accrued benefit of any individual who has not received any compensation from an Employer (other than benefits under any plan an

     Employer maintained) during the five-year period ending on the Determination Date, shall not be taken into account. A transfer from one plan of an Employer to any other such plan shall be considered neither a distribution nor a rollover contribution for purposes of this subsection, but a distribution from a terminated plan shall be considered a distribution for purposes of this subsection if such terminated plan, had it not been terminated, would have been described in paragraph 1 1. 1
     (c)(1) or (2).

          (h) "Total Benefit" is the sum of the Account Aggregate of all plans
              ---------------
     within an Aggregation Group which are defined contribution plans, and the Cumulative Accrued Benefit of all plans within an Aggregation Group which are defined benefit plans.

          Solely for the purpose of determining if the Plan, or any other plan included in a required aggregation group of which this Plan is a part, is Top-Heavy, the accrued benefit of an Employee other than a Key Employee shall be determined under (a) the method, if any, that uniformly applies for accrual purposes under all plans an Employer maintains, or (b) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rule of Code
     Section 411(b)(1)(C).

          (i) "Testing Period" means a period of consecutive Years of Service
              --------
     (not exceeding five) during which the Participant had the greatest aggregate compensation from an Employer, except that such years shall not include (1) years beginning after the close of the last year in which the Plan was a Top-Heavy Plan.

     Section 11.2 Top-Heavy Vesting Schedule.  For each Plan Year for which the
                  --------------------------
Plan is a Top-Heavy Plan, the vesting schedule provided in this Section 11.2 (the "Top-Heavy Vesting Schedule") shall apply, and for each Plan Year thereafter for which the Plan is not a Top-Heavy Plan, the vesting schedule provided in Section 6.1 shall apply; provided, however, that any change in a vesting schedule shall, with respect to each Participant, be subject to Section
6. 1. The Top-Heavy Vesting Schedule is as follows:

                                         NON-FORFEITABLE
YEARS OF SERVICE                              PERCENTAGE
---------------------                    ---------------

  Less Than 2                                          0
  2 But Less Than 3                                   20
  3 But Less Than 4                                   40
  4 But Less Than 5                                   60
  5 or More                                          100

     Section 11.3 Top-Heavy Minimum Benefit.  For each Plan Year for which the
                  -------------------------
Plan is a Top-Heavy Plan, the accrued benefit    derived from Employer
contributions for each Participant who is not a Key Employee, when expressed as a single life annuity (with no ancillary benefits) beginning at his normal retirement age under the Plan, shall not be less than the product of (a) the Participant's average compensation during the Testing Period and (b) the lesser of (1) two percent multiplied by the number of the Participant's Years of Service (counting for this purpose only Years of Service with an Employer and not UPS) or (2) 20 percent. For purposes of this Section 11.3 a Year of Service shall not be taken into account if the Plan was not a Top-Heavy Plan for any Plan Year ending during such Year of Service.

     Section 11.4 Top-Heavy Adjustment to Section 415 Limitations.  For each
                  -----------------------------------------------
Plan Year for which the Plan is a Top-Heavy Plan, the limit imposed by paragraph 5.7(a)(2) shall be applied by substituting "1.0" for "1.25" in each place where it appears unless an Employer elects to make, and does make, additional contributions sufficient to meet the requirements specified in subsection (b) hereof. Such election shall only be effective for those Plan Years in which:

          (a) the Plan would not be a Top-Heavy Plan as defined in subsection 1
     1. 1 (a) above, if "ninety percent" were substituted for "sixty percent" in paragraph 1 1. 1 (a) (2) and subsection 11.1(d), and

          (b) with respect to each plan described in subsection 1 1. 1 (c)(1) or (2)

               (1) the minimum benefit described in Code Section 416(c)(2) (as modified by Code Section 416(h)(2)(A)(ii)(II)) is provided by each such plan which is a defined contribution plan; and

               (2) the minimum benefit described in Code Section 416(c)(1) (as modified by Code Section 416(h)(2)(A)(ii)(I)) is provided by each such plan which is a defined benefit plan.

     Section 11.5 Certain Benefits Disregarded.  The requirements of Section
                  ----------------------------
11.2 and Section 11.3, above, must be met without taking into account contributions or benefits under Chapters 2 or 21 of the Code, Title II of the Social Security Act, or any other federal or state law.

IN WITNESS WHEREOF, the Company has caused this indenture to be executed as of the date first written above.



ATTEST:          OVERSEAS PARTNERS LTD.

                    By:  /s/ Bruce M. Barone
                         -------------------

Title:              Title:  President and CEO

                            SECOND AMENDMENT TO THE
                     OVERSEAS PARTNERS CAPITAL CORPORATION
                             MASTER TRUST AGREEMENT

THIS SECOND AMENDMENT is made on the         day of          ,1997, by Overseas
Partners Capital Corporation, a corporation duly organized and existing under the laws of the State of Georgia (hereinafter called the "Company").

                              W I T N E S S E T H:
                              --------------------

          WHEREAS, effective January 1, 1995, the Company established The Overseas Partners Capital Corporation Retirement Plan (the "Plan"); and

          WHEREAS, in connection therewith, the Company established the Trust and the Overseas Partners Capital Corporation Master Trust Agreement (the "Trust Agreement") , which was amended by First Amendment dated September 11, 1995; and

          WHEREAS, effective January 1, 1997, the Company changed the name of the Plan to The Overseas Partners Ltd. and Subsidiaries Retirement Plan; and

          WHEREAS, Article 12.2 of the Trust Agreement allows the Company to amend the Trust Agreement; and

          WHEREAS, the Company desires to amend the Trust Agreement to reflect the new name of the Plan.

          NOW THEREFORE, the Company does hereby amend the Trust Agreement, effective on the date of execution of this Second Amendment, as follows:

                                      1 .

          The second "WHEREAS" clause on page 1 of the Trust Agreement shall be deleted in its entirety and replaced with the following:

WHEREAS, The Overseas Partners Ltd. and Subsidiaries Retirement Plan and the OPCC Thrift Plan (hereinafter referred to as "Plans") have been designated as eligible Plans;

                                      2 .

          Article 1.1 shall be amended by deleting the phrase "the OPCC Retirement Plan" in the third line thereof and by substituting therefor the phrase "The Overseas Partners Ltd. and Subsidiaries Retirement Plan."

                                      3 .

          Article 2.1 shall be amended by deleting the phrase "The OPCC Retirement Plan" at the beginning thereof and by substituting therefor the phrase "The Overseas Partners Ltd. and Subsidiaries Retirement Plan".

          Except as specifically provided herein, the Trust Agreement shall remain in full force and effect as prior to this Second Amendment.

IN WITNESS WHEREOF, the Company has caused this Second
Amendment to be executed on the day and year first written above.

                    OVERSEAS PARTNERS CAPITAL CORP.



                    By:  /s/ Bruce M. Barone
                    Title:  President and CEO


ATTEST:



Title:



2



ATtax:\OPL\RETIRE\TRUST.AMD